Recorded at the Request of and                                     EXHIBIT 10.34
When Recorded Return to:

Pepe & Hazard LLP                                                 NOT SUBJECT TO
225 Asylum Street - 22nd Floor                                   RECORDATION TAX
Hartford, CT  06103-4302
Attention:  Adam F. Zweifler, Esq.

                MAXIMUM PRINCIPAL AMOUNT SECURED IS $3,310,000.00
                  GRANTOR NOT PRIMARILY LIABLE FOR DEBT SECURED

                 INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT

         This INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT (the "DEED OF TRUST") is dated as of the 31st day of October, 2003, by AGREE-MILESTONE CENTER PROJECT, LLC, a Delaware limited liability company ("GRANTOR"), having its principal office at 31850 Northwestern Highway, Farmington Hills, Michigan 48334 to and in favor of JON M LARIA AND ANNE HEESTERS SCHROTH, having an address c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, 18th Floor, Baltimore, Maryland 21202 (the "TRUSTEE"), as trustee for NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns ("LENDER"), having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220,
Attention: Real Estate Investment Department, 34T, or at such other place as Lender may from time to time designate.

                              W I T N E S S E T H:

         WHEREAS, Lender has made four loans of even date herewith in the aggregate total original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "AGGREGATE LOAN"). The Aggregate Loan is comprised of the following loans of even date herewith: a loan from Lender to AMCP Germantown LLC, a Delaware limited liability company (the "BORROWER"), in the original principal amount of $3,310,000.00 (this "LOAN"); a loan to ACCP Maryland LLC, a Delaware limited liability company ("AGREE-COLUMBIA"), in the original principal amount of $3,520,000.00 (the "AGREE-COLUMBIA LOAN"); a loan to Omaha Store No. 166 L.L.C., a Delaware limited liability company ("OMAHA") in the original principal amount of $3,910,000.00 (the "OMAHA LOAN"); and a loan to Oklahoma City Store No. 151 L.L.C., a Delaware limited liability company ("OKLAHOMA CITY"), in the original principal amount of $4,260,000.00 (the "OKLAHOMA CITY LOAN"). Agree-Columbia, Omaha and Oklahoma City are hereinafter referred to collectively as the "AFFILIATED BORROWERS". The Agree-Columbia Loan, the Omaha Loan and the Oklahoma City Loan are hereinafter referred to generically as an "AFFILIATE LOAN" and collectively as the "AFFILIATE LOANS";

                                                            Germantown, Maryland

         WHEREAS, the Borrower is justly indebted to Lender under the Loan in the original principal sum of Three Million Three Hundred Ten Thousand and 00/100 Dollars ($3,310,000.00), with interest thereon, which Loan is evidenced and represented by that certain Note of even date herewith (which Note, as the same may be extended, renewed, replaced, amended, restated or otherwise modified, are hereinafter referred to as the "NOTE"), both principal and interest being payable as therein provided, with the first payment on the Note becoming due and payable on the date of disbursement; and

         WHEREAS, Grantor has guaranteed to Lender the payment and performance of Borrower's obligations under the Note pursuant to a Guaranty Agreement of even date herewith by Grantor (which Guaranty Agreement, as the same may be extended, renewed, replaced, amended, restated or otherwise modified, is hereinafter referred to as the "GRANTOR'S GUARANTY"). The terms, covenants and conditions of the Grantor's Guaranty are hereby specifically incorporated in this Deed of Trust by reference; and

         WHEREAS, Lender, as a condition precedent to the extension of credit and the making of the Loan, evidenced by the Note and guaranteed by the Grantor's Guaranty, has required that Grantor provide Lender with security for the repayment of the Loan as well as for the performance, observance and discharge by Grantor of various terms, covenants, conditions and agreements made by Grantor to, with, in favor of and for the benefit of Lender with respect to the Loan and such security;

         WHEREAS, (i) the Grantor's obligations under the Grantor's Guaranty represent a contingent liability that does not mature until there has been an uncured default by Borrower under the Loan Documents, (ii) Grantor and Borrower are separate and distinct entities, and (iii) Grantor is not primarily liable for the obligations of Borrower under the Loan Documents.

         NOW THEREFORE, in consideration of and in order to secure the Grantor's Guaranty, together with interest thereon, as well as the payment of all other sums of money secured hereby, as hereinafter provided; to secure the observance, performance and discharge by Grantor of all terms, covenants, conditions and agreements set forth in the Grantor's Guaranty, this Deed of Trust, and in all other documents and instruments executed and delivered by Grantor to and in favor of Lender for the purpose of further securing the repayment of the Grantor's Guaranty; in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge; and in consideration of the sum of one dollar paid by Lender to Grantor, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does hereby grant, bargain, sell, convey, assign, transfer, pledge, deliver, hypothecate, warrant and confirm unto Lender forever, all of Grantor's right, title and interest in and to the following described properties, including all rights, interests, replacements,

                                                            Germantown, Maryland
substitutions and additions thereto, therein or therefore (collectively, the "DEED OF TRUST PROPERTY"):

         (i) All that certain piece, parcel or tract of land or real property of which Grantor is now seized and in actual or constructive possession, situated in the City of Germantown, County of Montgomery, and State of Maryland (the "STATE"), and being more particularly described on EXHIBIT A attached hereto and by this reference made a part hereof (the "REAL PROPERTY");

         (ii) All buildings, structures and other improvements of any kind, nature or description now or hereafter erected, constructed, placed or located upon the Real Property (the "IMPROVEMENTS"), including, without limitation, any and all additions to, substitutions for or replacements of such Improvements;

         (iii) All minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Real Property;

         (iv) All and singular, the tenements, hereditaments, strips and gores, rights-of-way, easements, privileges, profits and other appurtenances now or hereafter belonging or in any way appertaining to the Real Property, including, without limitation, all right, title and interest of the Grantor in any after-acquired right, title, interest, remainder or reversion in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to the Real Property (the "APPURTENANCES");

         (v) Any and all leases, licenses, contracts, rents, license fees, royalties, issues, revenues, profits, proceeds, deposits, income and other benefits, including accounts receivable, termination fees, of, accruing to or derived from the Real Property, Improvements and Appurtenances, and any business or enterprise presently situated or hereafter operated thereon and therewith and all of Grantor's right, title and interest under any and all lease guaranties, letters of credit, and any other credit support furnished to Grantor in connection with any of the foregoing (the "RENTS");

         (vi) Any and all awards, payments or settlements, including interest thereon, and the right to receive the same, as a result of: (a) the exercise of the right of eminent domain; (b) the alteration of the grade of any way, street, avenue, road, alley, passage or public place; (c) any other injury, damage, casualty or claim relating to the taking of, or decrease in the value of, the Real Property, Improvements or Appurtenances; or (d) proceeds of insurance awards, to the extent of all amounts which may be secured by this Deed of Trust at the date of any such award or payment including but not limited to Reasonable Attorneys' Fees (as hereinafter

                                                            Germantown, Maryland
defined), costs and disbursements incurred by Lender in connection with the collection of such award or payment;

         (vii) All fixtures, materials, equipment, machinery, apparatus, appliances, and other property whatsoever now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said land, including, but not limited to, furnaces, steam boilers, hot-water boilers, oil burners, pipes, radiators, air-conditioning and sprinkler systems, gas and electric fixtures, carpets, rugs, shades, awnings, screens, elevators, motors, dynamos, cabinets and all other furnishings, tools, equipment and machinery, appliances, building supplies, materials, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; and

         (viii) All agreements or contracts relating to any interest rate cap agreements, swaps or other interest hedging agreements;

         TO HAVE AND TO HOLD the foregoing Deed of Trust Property and the rights hereby granted for its use and benefit unto Lender, Trustees and its successors and assigns in fee simple forever, successors in interest of Trustees, in trust, in fee simple forever;

         FIRST: Until any default in payment of any matter of indebtedness hereby secured as herein provided for, or until breach of any of the covenants, agreements, terms or conditions herein contained, to permit Grantor, its successors and assigns, to possess and enjoy said Property and to receive the rents, issues and profits thereof; and on full payment of the Note, the Grantor's Guaranty, and of any extensions or renewals thereof, and interest thereon, and all sums advanced or expended as herein provided, and all other proper costs, charges, expenses, commissions, at any time before the sale hereinafter provided for, to release and reconvey unto and at the cost of Grantor, or the party or parties then claiming under Grantor, the aforesaid Property.

         SECOND: Upon any default being made in payment under the Grantor's Guaranty or any installment of principal, interest or either, due thereunder, or any renewal or extension thereof, or this Deed of Trust; or upon any default in the performance of any of the covenants, conditions or agreements herein or in the Grantor's Guaranty contained; then upon any such default so made as aforesaid:

         The Grantor, in accordance with the Maryland Rules of Procedure or any Public General Law or Public Local Law of the State of Maryland relating to deeds of trust or mortgages, including any supplements, amendments or additions thereto, does hereby assent to

                                                            Germantown, Maryland
the passage of a decree by the Circuit Court for Montgomery County, as may be required by applicable law; or

         The Trustees or substitute Trustees shall have the power and, upon the direction of the Lender, the duty to sell and in the event of default by any purchaser, to re-sell the herein described Property.

         Upon any such sale, whether made under the assent to the passing of a decree or under the power of sale, the party selling may sell the Property as a whole or in such parcel or parcels, manner or order, as such party selling may, in its sole discretion, elect; such sale may also be at the sole discretion of the party selling subject to any one or more existing tenancies. Such sale shall be at public auction at such time and place, upon such terms and conditions, and after such previous public notice (in compliance with the Maryland Rules of Procedure and any other applicable law) as Trustees, or substitute Trustees, shall deem best for the interest of all parties concerned, and (the terms of the sale being complied with), Trustees shall convey to the purchaser or purchasers at the cost of such purchaser or purchasers, the Property so sold, such purchaser or purchasers being hereby discharged from all liability for the application of the purchase money; and shall apply the proceeds of sale (after paying from the proceeds all expenses of sale of every kind and nature whatsoever, including, without limitation, reasonable attorneys' fees, all taxes and assessments thereon due, all insurance premiums and fees for guard or watchmen services, all utility charges of whatsoever nature whether or not listed on the real property tax bill, all sums advanced as herein provided, and a trustees' commission equal to the commission allowed trustees for making sales of property under decrees of the equity courts having jurisdiction), to the payment of the indebtedness due and outstanding under the Grantor's Guaranty whether matured or not, and the interest thereon, to date of payment from purchaser, paying over the surplus, if any, to Grantor, its successors or assigns, upon the surrender and delivery to the purchaser or to the heirs, personal representatives, successors or assigns of purchaser, of the possession of the Property so sold and conveyed, less the expense, if any, of obtaining possession thereof. Half of such commissions and all such expenses and costs shall be paid by Grantor, its heirs, successors or assigns in the event that the debt evidenced by the Note shall be paid after any advertisement of the Property, but before sale thereof. The Trustees may act hereunder and may sell and convey said Property under power granted above although the Trustees have been, may now be or may hereafter be attorneys or agents of the Lender. In the event that the purchaser at such sale or resale shall be the then holder of the Note, the Grantor's Guaranty which is entitled to receive the proceeds of such sale, then the person responsible for conducting the sale shall accept on account of the purchase price, without requiring the actual payment of money, the written receipt of such purchaser for up to the amount of proceeds to which such purchaser is entitled, except such sums as are necessary to pay the above-mentioned expenses of sale. The holder of the Note, the Grantor's Guaranty, as purchaser, need not tender cash or the equivalent thereof as a required deposit in connection with any such sale.

                                                            Germantown, Maryland

         Grantor, in addition, agrees that Lender, may in the event of default, proceed under the Uniform Commercial Code as presently contained in the Commercial Law Article of the Annotated Code of Maryland, and any and all amendments, additions and supplements thereto as to all or any part of the chattels, personal property, equipment and fixtures included in the Property described aforesaid and Grantor agrees that the Trustees shall have and may exercise with respect to all such chattels, personal property, equipment and fixtures aforesaid, all the rights, remedies and powers of a secured party under the Uniform Commercial Code including, without limitation, the right and power to replevy, sell or otherwise dispose of, foreclose upon, lease or utilize all or any part of such chattels, personal property, equipment and fixtures aforesaid in any manner authorized or permitted under said Uniform Commercial Code.

         In order to secure the repayment of the Loan guaranteed by the Grantor's Guaranty, together with interest on the Loan, as well as the payment of all other sums of money secured hereby, as hereinafter provided; and to secure the observance, performance and discharge by Grantor of all covenants, conditions and agreements set forth in the Grantor's Guaranty, this Deed of Trust and in the other documents and instruments executed and delivered by Grantor to and in favor of Lender for the purpose of further securing the repayment of the Loan guaranteed by the Grantor's Guaranty; and in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge; and in consideration of the sum of Ten Dollars ($10.00) paid by Lender and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants Trustees, their successors and assigns, a security interest in all Fixtures, Goods (including, without limitation, Consumer Goods, Inventory, Equipment and Farm Products), Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper and Tangible Chattel Paper), Instruments, General Intangibles (including, without limitation, Payment Intangibles and Software), Letters of Credit, Letter-of-Credit Rights, Documents, As-Extracted Collateral, Money and Deposit Accounts of every kind, and all proceeds thereof, including, without limitation, any and all licenses, permits, franchises, trademarks, trade names, service marks or logos, plans, specifications, maps, construction contracts, instruments, insurance policies, fittings and fixtures of every kind, which is, are or shall hereafter be located upon, attached, affixed to or used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of the Real Property, Improvements or Appurtenances as a retail project (the "EXISTING USE"), or any other business, enterprise or operation as may hereafter be conducted upon or with said Real Property, Improvements or Appurtenances, including, without limitation, any and all licenses, permits or franchises, used or required in connection with such use, occupancy or operation as well as the proceeds thereof or therefrom regardless of form, all security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Property and held by or for the benefit of Grantor, all monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Real Property

                                                            Germantown, Maryland
or Improvements, all rents, issues and profits from leases of all or any part of the Real Property or Improvements, all proceeds (including premium refunds) of each policy of insurance relating to the Real Property or Improvements, all proceeds from the taking of the Real Property or Improvements or any part thereof or any interest therein or right or estate appurtenant thereto by eminent domain or by purchase in lieu thereof, all amounts deposited in escrow for the payment of ad valorem taxes, assessments, charges, ground rentals and/or premiums for policies of insurance with respect to the Real Property or Improvements, all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Real Property or Improvements, all oil, gas and other hydrocarbons and other minerals produced from or allocated to the Real Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Real Property or any part thereof (collectively, the "FIXTURES AND PERSONAL PROPERTY," which term expressly excludes any toxic waste or substance deemed hazardous under federal, regional, state or local laws, codes, ordinances, statutes, rules, regulations, decisions or orders). The Deed of Trust Property and the Fixtures and Personal Property are herein together referred to as the "PROPERTY".

         Except as otherwise expressly provided in this Deed of Trust, all terms in this Deed of Trust relating to the Property and the grant of the foregoing security interest which are defined in the Uniform Commercial Code of the State (the "UCC") shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Deed of Trust, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Deed of Trust, such amendment or holding shall be disregarded in defining terms used in this Deed of Trust.

         Grantor hereby covenants and warrants with and to Lender that Grantor is indefeasibly seized of the Property and has good right, full power, and lawful authority to convey and encumber all of the same as aforesaid; that Grantor hereby fully warrants the title to the Property and will defend the same and the validity and priority of the lien and encumbrance of this Deed of Trust against the lawful claims of all persons whomsoever; and Grantor further warrants that the Property is free and clear of all liens and encumbrances of any kind, nature or description, save and except only (with respect to said Real Property, Improvements and Appurtenances) for real property taxes for years subsequent to 2004 (which are not yet due and

                                                            Germantown, Maryland
payable) and those exceptions accepted by Lender as set forth in the title insurance commitment or proforma policy issued to Lender precedent to the issuance of a Lender's Policy of Title Insurance insuring the second lien priority of this Deed of Trust (the "PERMITTED EXCEPTIONS").

         If Grantor shall pay to Lender the Loan guaranteed by the Grantor's Guaranty and if Grantor shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the terms, covenants, conditions and agreements of the Grantor's Guaranty, this Deed of Trust, and all other Loan Documents, then this Deed of Trust and the estates and interests hereby granted and created shall cease, terminate and be null and void, and shall be discharged of record at the expense of Grantor.

         Grantor, for the benefit of Lender and its successors and assigns, does hereby expressly covenant and agree as follows:

         1. PERFORMANCE OF GUARANTY. Grantor shall fulfill all of its obligations under the Grantor's Guaranty, together with all interest thereon, in accordance with the terms, covenants and conditions of the Grantor's Guaranty promptly at the times, at the place and in the manner that said principal and interest shall become due under the Grantor's Guaranty, and shall promptly and punctually pay all other sums required to be paid by Grantor pursuant to the terms, covenants and conditions of the Grantor's Guaranty, this Deed of Trust, the Indemnity Assignment of Leases, Rents and Profits of even date herewith (which Indemnity Assignment of Leases, Rents and Profits, as the same may be extended, renewed, replaced, amended, restated or otherwise modified, is hereinafter referred to as the "ASSIGNMENT"), and all other documents and instruments executed as further evidence of, as additional security for or executed in connection with the Loan evidenced by the Note, guaranteed by the Grantor's Guaranty and secured by this Deed of Trust (collectively, the "LOAN DOCUMENTS").

         2. PERFORMANCE OF OTHER OBLIGATIONS. Grantor shall perform, comply with and abide by, and cause Borrower to perform, comply with and abide by, each and every one of the terms, covenants, conditions and agreements contained and set forth in the Note, the Grantor's Guaranty, this Deed of Trust, and the other Loan Documents, shall comply with all Laws (hereafter defined) and shall perform all of its obligations under any term, covenant, condition, restriction or agreement of record affecting the Property, and to insure that at all times the Property constitutes one or more legal lots capable of being conveyed without violation of any subdivision or platting laws, codes, ordinances, statutes, rules, regulations, or other laws relating to the division, separation or subdivision of real property.

                                                            Germantown, Maryland

         3. PRESERVATION AND MAINTENANCE OF PROPERTY; ACCESSIBILITY; HAZARDOUS WASTE.

                  (a) Grantor shall keep all Improvements now existing or hereafter erected on the Real Property in good order and repair, only to be used for the Existing Use, and not to do or permit any waste, impairment or deterioration thereof or thereon, nor to alter, remove or demolish any of the Improvements or any Fixtures and Personal Property attached or appertaining thereto, without the prior written consent of Lender, nor to initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof, nor to do or permit any other act whereby the Property shall become less valuable, be used for purposes contrary to applicable Law or be used in any manner which will increase the premium for or result in a termination or cancellation of the insurance policies hereinafter required to be kept and maintained on the Property. In furtherance of, and not by way of limitation upon, the foregoing covenant, Grantor shall effect such repairs as Lender may reasonably require, and from time to time make all needful and proper replacements so that the Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed. In connection with the making of such repairs, Grantor shall use contractors who are properly licensed, who carry workers' compensation insurance and appropriate liability insurance, who generally have a good reputation for completing their work in a neat, prompt and workmanlike manner, and use only new or re-manufactured goods of a quality as good or better than that originally used on the Property. As provided herein, Grantor shall insure that no liens are filed against the Property that relate in any way to the repair work provided for herein. For so long as that certain Lease of the Property (the "BORDERS LEASE") dated November 14, 2002, between Grantor, as landlord, and Border's, Inc., a Colorado corporation ("BORDERS") as tenant remains in effect with Borders as the tenant thereunder and Grantor is diligently enforcing the obligations of Borders thereunder, Grantor shall be deemed to be in compliance with the requirements of this subparagraph.

         Grantor at all times shall keep the Property and ground water of the Property free of Hazardous Materials (as hereinafter defined) to the extent required by applicable governmental agencies and free of any liens arising in connection therewith. Grantor shall not and shall not knowingly permit its tenants or any third party requiring the consent of Grantor to enter the Property, to use, generate, manufacture, treat, store, release, threaten release, transport on or over, emit or dispose of Hazardous Materials in, on, over, under or about the Property including the ground water of the Property in violation of any federal, regional, state or local law, code, ordinance, statute, rule, regulation, decision or order currently in existence or hereafter enacted or rendered (collectively, "HAZARDOUS WASTE LAWS"). Grantor shall give Lender prompt Written Notice (as hereinafter defined) of any claim by any person, entity, or governmental agency that a significant release or disposal of Hazardous Materials has occurred in, on, over, under or about the Property, including the ground water of the Property, in

                                                            Germantown, Maryland
excess of those permitted by the Hazardous Waste Laws, whether caused by the Grantor, any tenant or any third party. Grantor, through its professional engineers and at Grantor's sole cost, shall promptly and thoroughly investigate any suspected release of Hazardous Materials in, on, over, under or about the Property, including the ground water of the Property. Grantor shall forthwith remove, repair, remediate, clean up, and/or detoxify any Hazardous Materials found in, on, over, under or about the Property or in the ground water of the Property to the extent such actions are required by any applicable Hazardous Waste Laws, and whether or not Grantor was responsible for the existence of the Hazardous Materials in, on, over, under or about the Property or the ground water of the Property. "HAZARDOUS MATERIALS" shall include, but not be limited to, substances defined as "hazardous substances," "hazardous materials," or "toxic substances" under any Hazardous Waste Laws.

                  (b) In addition, Grantor shall not incorporate any underground storage tanks into the Real Property without the prior written consent of Lender, and shall insure that all tanks currently on the Real Property comply with current Hazardous Waste Laws and underground storage tank regulations and are properly registered.

         Grantor hereby agrees to indemnify and defend Lender and Trustees and hold Lender and Trustees harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, fines, fees, suits, actions, debts, obligations, and claims of any and every kind whatsoever, including Reasonable Attorneys' Fees (collectively, "LOSSES") paid, incurred or suffered by, or asserted against, Lender or Trustees for, with respect to, or as a direct or indirect result of, the presence in, on, over, under or about, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Property of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Hazardous Waste Laws), regardless of the source of origination and whether or not caused by, or within the control of, Grantor and including any claims of lender's negligence or strict liability, but excluding Lender's willful misconduct or gross negligence.

         Liability under this Section 3(b) and similar provisions in this Deed of Trust and the other Loan Documents concerning Hazardous Materials shall survive repayment of the Note, the Grantor's Guaranty, and satisfaction of this Deed of Trust; provided, however, Grantor shall have no liability under this
Section 3(b) regarding Hazardous Materials if either (i) the Property becomes contaminated subsequent to Lender's acquisition of the Property by foreclosure, acceptance by Lender of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender in writing, pursuant to this Deed of Trust, provided that such transferee assumes in writing all of the obligations of Grantor with respect to Hazardous Materials pursuant to the Loan Documents, or (ii) at such time Grantor provides Lender with an environmental assessment report acceptable to Lender, in Lender's sole discretion, showing the Property to be free of Hazardous Materials and not in violation of any Hazardous Waste Laws. The burden of proof under this Section 3(b) with

                                                            Germantown, Maryland
regard to establishing the date upon which any Hazardous Materials was released in, on, over, under or about the Property shall be upon Grantor.

                  (c) Grantor at all times shall maintain the Property in full compliance with all federal, state, county, regional or local laws, codes, ordinances, rules, regulations, decisions and orders currently in existence or hereafter enacted or rendered, governing accessibility for the disabled, including but not limited to: The Architectural Barriers Act of 1968; The Rehabilitation Act of 1973; The Fair Housing Act of 1988; The Americans with Disabilities Act; and The Maryland Elimination of Architectural Barriers Act (collectively, the "ACCESSIBILITY LAWS").

         Grantor hereby agrees to indemnify and defend Lender and hold Lender harmless from and against any and all Losses paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of, the non-compliance of the Property with the Accessibility Laws whether or not caused by, or within the control of, Grantor, and including any claims of lender's negligence or strict liability, but excluding Lender's willful misconduct or gross negligence.

         Liability under this Section 3(c) and similar provisions in this Deed of Trust and the other Loan Documents concerning Accessibility Laws shall survive repayment of the Note and satisfaction of this Deed of Trust; provided, however, Grantor shall not be liable under this Section 3(c) for compliance with any Accessibility Laws if such Accessibility Laws first become effective, or such violations result from alterations or improvements to the Property that are performed subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer which was approved or authorized by Lender pursuant to this Deed of Trust, provided that such transferee assumes in writing all obligations pertaining to the Accessibility Laws pursuant to this Deed of Trust and the other Loan Documents. The burden of proof under this Section 3(c) with regard to establishing the date upon which such non-compliance with any Accessibility Laws occurred at the Property shall be upon Grantor.

                  (d) Lender, and/or its agents, shall have the right and shall be permitted, subject to the rights of Borders under the Borders Lease, but shall not be required, at all reasonable times, to enter upon and inspect the Property to insure compliance with the foregoing covenants, and any and all other terms, covenants, conditions and agreements set forth in this Deed of Trust.

                  4. PAYMENT OF TAXES, ASSESSMENTS AND OTHER CHARGES. Grantor shall pay, or cause to be paid, all taxes, assessments and other charges as already levied or assessed, or that may be hereafter levied or assessed, upon or against the Property, when the same shall become due and payable according to Law, before delinquency, and before any interest or penalty shall attach thereto, and to deliver official receipts evidencing the

                                                            Germantown, Maryland
payment of the same to Lender not later than thirty (30) days following the payment of the same. Grantor shall have the right to contest, in good faith and in accordance with applicable Laws and procedures, the proposed assessment of ad valorem taxes or special assessments by governmental authorities having jurisdiction over the Property; provided, however, Grantor shall give Written Notice of its intent to bring such an action to Lender, and Lender may, in its sole discretion, require Grantor to post a bond or other collateral satisfactory to Lender (and acceptable to the title company insuring this Deed of Trust) as a result of Grantor's act.

         5. PAYMENT OF LIENS, CHARGES AND ENCUMBRANCES. Grantor shall immediately pay and discharge from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, realtors, brokers and others which, if unpaid, might result in, or permit the creation of, a lien, charge or encumbrance upon the Property or any part thereof, or on the Rents, arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Deed of Trust shall be fully preserved, at the sole cost of Grantor, without expense to Lender. Grantor shall have the right to contest, in good faith and in accordance with applicable Laws and procedures, mechanics', materialmens' and other such liens filed against the Property; provided however, that Grantor shall give Written Notice to Lender of its intent to bring such action, and Lender may, in Lender's sole discretion, require Grantor to post a bond or other collateral satisfactory to Lender (and acceptable to the title company insuring this Deed of Trust) as a result of Grantor's act.

         6. PAYMENT OF JUNIOR ENCUMBRANCES. Grantor shall permit no default or delinquency under any other lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Deed of Trust; provided however, the foregoing shall not be construed to permit any such additional lien or encumbrance against the Property, other than the Permitted Exceptions.

         7. PAYMENT OF MORTGAGE TAXES. Grantor shall pay any and all taxes which may be levied or assessed directly or indirectly upon the Note and/or this Deed of Trust (except for income taxes payable by Lender) or the Loan, without regard to any Law which may be hereafter enacted imposing payment of the whole or any part thereof upon Lender, its successors or assigns. Upon violation of this covenant, or upon the rendering by any court of competent jurisdiction of a decision that such a covenant by Grantor is legally inoperative, or if any court of competent jurisdiction shall render a decision that the rate of said tax when added to the rate of interest provided for in the Note exceeds the then maximum rate of interest allowed by Law, then, and in any such event, the debt hereby secured shall, at the option of Lender, its successors or assigns, become immediately due and payable, anything contained in this Deed of Trust or in the Grantor's Guaranty notwithstanding, without the imposition of a Prepayment Premium (as defined in the Note). The additional amounts which may become due and payable hereunder shall become a part of the Loan secured by this Deed of Trust.

                                                            Germantown, Maryland

         8. HAZARD INSURANCE. Grantor shall continuously, during the term of this Deed of Trust, keep the Improvements, Appurtenances, and Fixtures and Personal Property, now or hereafter existing, erected, installed and located in or upon the Real Property, insured with extended coverage insurance against loss or damage resulting from fire, windstorm, flood, sinkhole, earthquake, mine subsidence, acts of terrorism, and such other hazards, casualties, contingencies and perils including, without limitation, other risks insured against by persons operating like properties in the locality of the Property, or otherwise deemed necessary or advisable by Lender or any Rating Agency (as hereinafter defined), on such forms and with such deductibles as may be required by Lender or any Rating Agency, covering the Property in the amount of the full replacement cost thereof, (without taking into account any depreciation) less excavating and foundation costs, and covering all loss or abatement of rental or other income, without a provision for co-insurance, in an amount equal to the scheduled rental income of the Property for at least twelve (12) months, or if applicable, business interruption insurance in an amount sufficient to pay debt service on the Note, operating expenses, taxes and insurance on the Property for a period of twelve (12) months, and covering loss by flood (if the Property lies in a Special Flood Hazard Area as designated on the Department of Housing and Urban Development's Maps, or other flood prone designation) in an amount equal to the outstanding principal balance of the Loan or such other amount as approved by Lender, and earthquake insurance with a deductible amount of no more than ten percent (10%) of the policy amount if, in the judgment of Lender's inspecting architect, the Property lies in an area of anticipated significant seismic activity, and "Ordinance or Law Coverage" or "Enforcement" endorsements in amounts satisfactory to Lender if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses or the ability to rebuild the Improvements is restricted or prohibited, and comprehensive boiler and machinery insurance (without exclusion for explosion), if applicable, in amounts as shall be reasonably required by Lender or any Rating Agency and covering all boilers or other pressure vessels, machinery and equipment located at or about the Property (including, without limitation, electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping). All such insurance shall be carried with a company or companies licensed to do business in the State, which is acceptable to Lender, which company or companies shall have a rating at the time this Deed of Trust is executed equivalent to at least A:X as shown in the most recent Best's Key Rating Guide. The original policy or policies and renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to, Lender as additional security for the Loan. Each such policy of insurance shall contain a noncontributing loss payable clause in favor of and in a form acceptable to Lender, and shall provide for not less than thirty (30) days prior Written Notice to Lender of any intent to modify, non-renew, cancel or terminate the policy or policies, or the expiration of such policies of insurance, or the exclusion of any individual risk such as acts of terrorism. If the insurance required under this Section 8 or any portion thereof is maintained pursuant to a blanket policy, Grantor shall furnish to Lender a certified copy of such policy, together with an original Evidence of Insurance Certificate (Acord Form 27) for

                                                            Germantown, Maryland
hazard insurance indicating that Lender is an additional insured under such policy in regard to the Property and showing the amount of coverage apportioned to the Property, which coverage shall be in an amount sufficient to satisfy the requirements hereof. Not less than fifteen (15) days prior to the expiration dates of each policy required of Grantor hereunder, Grantor will deliver to Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender. In the event of foreclosure of this Deed of Trust or other transfer of title to the Property in extinguishment of the Loan, all right, title and interest of Grantor, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.

         For so long as the Borders Lease remains in effect with Borders as the tenant thereunder, then to the extent that Borders self-insures to satisfy its insurance obligations under the Borders Lease, Lender shall accept such self-insurance as satisfying the obligation of Grantor to provide insurance under this Section 8, provided that (i) Borders, or the guarantor of the Borders Lease, Boarders Group, Inc., maintains a minimum net worth of not less than Two Hundred Fifty Million Dollars ($250,000,000.00), (ii) such self-insurance otherwise satisfies the requirements of this Section 8 as to the amount required to be maintained by Borders, and (iii) Grantor provides to Lender written verification of such coverage in form and substance reasonably acceptable to Lender. Notwithstanding the foregoing, Lender shall have the right require Grantor to maintain in effect a separate policy of liability insurance with respect to the Property meeting the requirements of Section 9 of this Deed of Trust.

         In the event of loss covered by insurance maintained by Grantor with respect to the Property, including, without limitation, insurance covering hazards, casualties, contingencies and perils for which insurance has been required by Lender hereunder, Grantor shall give immediate notice thereof to Lender. Lender is hereby irrevocably appointed attorney-in-fact coupled with an interest for Lender to, at its option, make proof of loss and/or to file a claim thereunder. Each insurance company concerned is hereby notified, authorized and directed to make payment for such loss directly to Lender, instead of to Grantor and Lender jointly, and Grantor hereby authorizes Lender to adjust and compromise any losses for which insurance proceeds are payable under any of the aforesaid insurance policies and, after deducting the costs of collection, to apply the proceeds of such insurance, at its option either: (a) to the restoration or repair of the insured Improvements, Appurtenances, and Fixtures and Personal Property, provided that, in the opinion and sole discretion of Lender, such restoration or repair is reasonably practical and, provided further, that, in the opinion and sole discretion of Lender, either: (i) the insurance proceeds so collected are sufficient to cover the cost of such restoration or repair of the damage or destruction with respect to which such proceeds were paid, or (ii) the insurance proceeds so collected are not sufficient alone to cover the cost of such restoration or repair, but are sufficient therefor when taken together with funds provided and made available by Grantor from other sources; in which event Lender shall make such insurance proceeds available to Grantor for the purpose of effecting such restoration or repair;

                                                            Germantown, Maryland
but Lender shall not be obligated to see to the proper application of such insurance proceeds nor shall the amount of funds so released or used be deemed to be payment of or on account of the Loan; or (b) to the reduction of the Loan, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured, in which event such proceeds shall be applied at par against the Loan and the monthly payment due on account of such Loan shall be reduced accordingly as calculated by Lender. None of such actions taken by Lender shall be deemed to be or result in a waiver or impairment of any equity, lien or right of Lender under and by virtue of this Deed of Trust, nor will the application of such insurance proceeds to the reduction of the Loan serve to cure any default in the payment thereof. In the event of foreclosure of this Deed of Trust or other transfer of title to the Property in extinguishment of the Loan, all right, title and interest of Grantor in and to any insurance policies then in force including any rights to unearned premiums and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.

         In case of Grantor's failure to keep the Property properly insured as required herein, Lender, its successors or assigns, may, at its option (but shall not be required to) acquire such insurance as required herein at Grantor's sole expense.

         Notwithstanding anything set forth in this Section 8 to the contrary, in the event of loss or damage to the Property by fire or other casualty covered by insurance maintained by Grantor with respect to the Property, including, without limitation, insurance which has been required by Lender hereunder and provided by Grantor, and the amount of such loss or damage does not exceed twenty-five percent (25%) of the unpaid principal balance of the Note, Lender hereby agrees to allow the proceeds of insurance to be used for the restoration of the Property and to release such insurance proceeds to Grantor as such restoration progresses, provided:

                  (a) Neither Grantor nor Borrower is in default under any of the terms, covenants and conditions of this Deed of Trust, the Grantor's Guaranty, the Note or any of the other Loan Documents;

                  (b) The Improvements, after such restoration, shall be at least eighty percent (80%) leased pursuant to leases approved in writing by Lender;

                  (c) The plans and specifications for the restoration of the Property are approved in writing by Lender in advance;

                  (d) At all times during such restoration, Grantor has deposited with Lender funds which, when added to the insurance proceeds received by Lender, are sufficient to complete the restoration of the Property in accordance with the approved plans and specifications, and all applicable building codes, zoning ordinances, regulations and

                                                            Germantown, Maryland

Accessibility Laws, and further, that the funds retained by Lender are sufficient to complete the restoration of the Property as certified to Lender by Lender's inspecting architect/engineer;

                  (e) Grantor provides suitable completion, payment and performance bonds, builders' all risk insurance, and all necessary licenses and permits for such restoration in form and amount acceptable to Lender;

                  (f) The insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against Lender, Grantor, any tenant, or third party of Grantor with regard to the Property;

                  (g) Lender shall have the option, upon the completion of such restoration of the Property, to apply any surplus insurance proceeds remaining after the completion of such restoration, at par, to the reduction of the outstanding principal balance of the Note; notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured;

                  (h) The funds held by Lender shall be disbursed no more often than once per month and in not more than five (5) increments of not less than Fifty Thousand Dollars ($50,000) each, except the final disbursement of such funds which may be in an amount less than Fifty Thousand Dollars ($50,000);

                  (i) Lender's obligation to make any such disbursement shall be conditioned upon Lender's receipt of written certification from Lender's inspecting architect/engineer (whose fees shall be reimbursed to Lender by Grantor) that all construction and work for which such disbursement is requested has been completed in accordance with the approved plans and specifications and in accordance with all applicable building codes, zoning ordinances and all other Laws and, further, that Grantor has deposited with Lender sufficient funds to complete such restoration in accordance with Section 8(d);

                  (j) In the reasonable judgment of the Lender, the Property can be restored within six months after insurance proceeds are made available and at least six months prior to the Maturity Date (as defined in the Note) to an economic unit not less valuable (including an assessment by Lender of the impact of the termination of any Occupancy Leases due to such casualty) and not less useful than the same was prior to the casualty, and after such restoration will adequately secure the outstanding balance of the Loan; and

                  (k) Lender shall be entitled to require and to impose such other conditions to the release of such funds as would be customarily or reasonably be required and imposed by institutional mortgage lenders for a project of similar nature and cost.

                                                            Germantown, Maryland

         In the event of a casualty, provided that Grantor is not then in default hereunder beyond the expiration of applicable notice and cure periods, then notwithstanding any provision of this Section 8 to the contrary, Lender shall make insurance proceeds available for restoration of the Property to the extent required under the terms of the Borders Lease.

         9. LIABILITY INSURANCE. Grantor shall carry and maintain such commercial general liability insurance as may from time to time be required by Lender or any Rating Agency, taking into consideration the type of property being insured and the corresponding liability exposure, on forms, with deductibles, in amounts and with such company or companies licensed to do business in the State and as may be acceptable to Lender. All such commercial general liability insurance shall be carried with a company or companies which have and maintain a rating equivalent to at least A:X as shown in the most recent Best's Key Rating Guide. The original policy or policies and all renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with a Certificate of Insurance (Acord Form 25S) and receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to, Lender as additional security for the Loan. Such policy or policies of insurance shall name Lender as an additional insured and shall provide for not less than thirty (30) days prior Written Notice to Lender of any intent to modify, cancel, non-renew, or terminate the policy or policies or the expiration of such policy or policies of insurance, or the exclusion of any individual risk such as acts of terrorism. Not less than fifteen (15) days prior to the expiration dates of each policy or policies required of Grantor hereunder, Grantor will deliver to Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender. In the event of foreclosure of this Deed of Trust or other transfer of title to the Property in extinguishment of the Loan, all right, title and interest of Grantor, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable, shall pass to the purchaser or grantee. In case of Grantor's failure to keep the Property properly insured as required herein, Lender, its successors or assigns, may, at its option (but shall not be required to) acquire such insurance as required herein at Grantor's sole expense.

         10.      COMPLIANCE WITH LAWS.

                  (a) Grantor shall observe, abide by and comply with all federal, regional, state and local laws, codes, ordinances, statutes, rules, regulations, decisions, orders, requirements or decrees relating to the Property enacted, promulgated or issued by any federal, state, county or local governmental or quasi-governmental authority or any agency or subdivision thereof having jurisdiction over Grantor or the Property, which now or hereafter affect Grantor or the Property, including Hazardous Waste Laws and Accessibility Laws (collectively, the "LAWS"), and to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning, variances, special exceptions and nonconforming uses), privileges,

                                                            Germantown, Maryland
franchises and concessions which are applicable to the Property, or which have been granted to or contracted for by Grantor in connection with any existing, presently contemplated or future uses of the Property.

                  (b) Grantor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Grantor's Guaranty, this Deed of Trust and the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Grantor shall deliver to Lender such certifications or other evidence from time to time throughout the term of this Deed of Trust, as requested by Lender in its sole discretion, that (i) Grantor is not an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Grantor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (1) Equity interests in Grantor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                           (2) Less than twenty-five percent (25%) of each outstanding class of equity interests in Grantor are held by "benefit plan investors" within the meaning of 29 C.F.R. Section
         2510.3-101(f)(2); or

                           (3) Grantor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
         Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         11. MAINTENANCE OF PERMITS. Grantor shall obtain, keep and constantly maintain in full force and effect during the entire term of this Deed of Trust, all certificates, licenses and permits necessary to keep the Property operating for the Existing Use and, except as specifically provided for in this Deed of Trust, not to assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender.

         12.      OBLIGATIONS OF GRANTOR AS LESSOR.

                  (a) Grantor shall perform every obligation of Grantor (as the landlord) and enforce every obligation of the tenant in any and every lease, license or other occupancy agreement of or affecting the Property or any part thereof (the "OCCUPANCY LEASES"), and not to modify, alter, waive or cancel any such Occupancy Leases or any part thereof or rights thereunder, without the prior written consent of Lender (but such consent shall not be required for such action as to Occupancy Leases of three thousand (3,000) square feet or less if such

                                                            Germantown, Maryland
action is in the ordinary course of business of owning and operating the Property in a prudent and business-like manner, on then current market terms), nor collect for more than thirty (30) days in advance of the date due any Rents that may be collectible under any such Occupancy Leases and, except as provided for in this Deed of Trust, not to assign any such Occupancy Lease(s) or any such Rents relating thereto, to any party other than Lender, without the prior written consent of Lender. Grantor will notify Lender in writing of any default under any Occupancy Lease. In the event of default under any such Occupancy Lease by reason of failure of Grantor to keep or perform one or more of the covenants, agreements or conditions thereof, Lender is hereby authorized and empowered, and may, at its sole option, remedy, remove or cure any such default, and further, Lender may, at its sole option and in its sole discretion but without obligation to do so, pay any sum of money deemed necessary by Lender for the performance of said covenants, agreements and conditions, or for the curing or removal of any such default, and incur all expenses and obligations which Lender may consider necessary or reasonable in connection therewith, and Grantor shall repay on demand all such sums so paid or advanced by Lender together with interest thereon until paid at the lesser of either: (i) the highest rate of interest then allowed by the Laws of the State, or, if controlling, the Laws of the United States, or (ii) the then applicable interest rate of the Note plus five hundred (500) basis points per annum; all of such sums, if unpaid, shall be added to and become part of the Loan.

                  (b) All such Occupancy Leases hereafter made shall be subject to the approval of Lender and: (i) shall be at competitive market rental rates then prevailing in the geographic area for projects used for the Existing Use comparable to the Property; (ii) shall have lease terms of not less than three years; and (iii) at Lender's option, shall be superior or subordinate in all respects to the lien of this Deed of Trust. Provided, however, that Lender shall not require approval in advance of any Occupancy Leases which conform to the Grantor's Form Lease (as hereinafter defined) as previously approved by Lender, except as set forth below. Neither the right nor the exercise of the right herein granted unto Lender to keep or perform any such covenants, agreements or conditions as aforesaid shall preclude Lender from exercising its option to cause the whole Loan to become immediately due and payable by reason of Grantor's default in keeping or performing any such covenants, agreements or conditions.

                  (c) Lender has approved a form of Occupancy Lease to be used by Grantor in connection with the Property (the "FORM LEASE"). Grantor shall not, without the prior written consent of Lender, modify or alter the Form Lease in any material respect. In addition, Grantor shall not, without the prior written consent of Lender, surrender, terminate, modify or alter, either orally or in writing, any Occupancy Lease now existing or hereafter made with any Major Tenant (as hereinafter defined) for all or part of the Property, permit an assignment or sublease of any such Occupancy Lease, or request or consent to the subordination of any Occupancy Lease to any lien subordinate to this Deed of Trust. Grantor shall furnish Lender with copies of all executed Occupancy Leases of all or any part of the

                                                            Germantown, Maryland

Property now existing or hereafter made, and Grantor shall assign to Lender (which assignment shall be in form and content acceptable to Lender), as additional security for the Grantor's Guaranty and the Loan, all Occupancy Leases now existing or hereafter made for all or any part of the Property.

                  (d) Notwithstanding the foregoing approval by Lender of Grantor's Form Lease, Lender hereby specifically reserves the right to approve all prospective tenants under all Occupancy Leases hereafter proposed to be made if either: (i) the term thereof, excluding options to renew the same, exceeds five years; or (ii) the net rentable area to be occupied thereunder, including expansion options, exceeds ten percent (10%) of the net leasable area of each of the buildings comprising the Improvements (the tenants under such leases being hereinafter referred to as "MAJOR TENANTS"). Grantor shall notify Lender in writing of all prospective Major Tenants, and shall deliver to Lender, at Grantor's sole cost and expense, a copy of the prospective Major Tenant's current financial statement and the most recent Dun & Bradstreet credit report on said prospective Major Tenant. The financial statement delivered to Lender hereunder shall be certified as true and correct by the Major Tenant, or, if available, by a certified public accountant.

                  (e) In no event shall Grantor exercise any right to relocate any tenant outside the Property pursuant to any right set forth in an Occupancy Lease without the prior written consent of Lender.

         13. MAINTENANCE OF PARKING & ACCESS; PROHIBITION AGAINST ALTERATION; SEPARATE TAX LOT.

                  (a) Grantor shall construct, keep and constantly maintain, as the case may be, all curbs, drives, parking areas and the number of parking spaces heretofore approved by Lender, or heretofore or hereafter required by any Laws or any governmental body, agency or authority having jurisdiction over Grantor or the Property, and as required by the terms of the Occupancy Leases, and not to alter, erect, build or construct upon any portion of the Property, any building, structure or improvement of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender in writing, which approval shall be at the sole discretion of Lender.

                  (b) Grantor shall cause the Property to remain separately assessed for real estate tax purposes as a separate tax lot or lots.

         14. EXECUTION OF ADDITIONAL DOCUMENTS. Grantor shall do, make, execute, acknowledge, witness and deliver all deeds, conveyances, mortgages, deeds of trust, assignments, estoppel certificates, subordination non-disturbance and attornments, notices of assignments, transfers, assurances, security agreements, financing statements and renewals thereof, and all other instruments or other acts necessary, as Lender shall from time to time

                                                            Germantown, Maryland
require for the purpose of better assuring, conveying, assigning, transferring, securing and confirming unto Lender the Property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned, or which Grantor may now be or may hereafter become bound to encumber, create, convey or assign to Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and to pay all filing, registration or recording fees and all taxes, costs and other expenses, including Reasonable Attorneys' Fees, incident to the preparation, execution, acknowledgment, delivery and recordation of any of the same. By signing this Deed of Trust, Grantor authorizes Lender to file such financing statements, with or without the signature of Grantor, as Lender may elect, as may be necessary or desirable to perfect the lien of Lender's security interest in the Fixtures and Personal Property. Without limiting any other provision herein, Grantor hereby authorizes Lender to file one or more financing statements and any renewal or continuation statements thereof, describing the Property and the proceeds of the Property, including, without limitation, a financing statement covering "all assets of Grantor all proceeds therefrom, and all rights and privileges with respect thereto." Grantor further authorizes Lender to file, with or without any additional signature from Grantor, as Lender may elect, such amendments and continuation statements as Lender may deem necessary or desirable from time to time to perfect or continue the lien of Lender's security interest in the Fixtures and Personal Property. Grantor hereby ratifies any financing statements that may have been filed by Lender in advance of the date hereof to perfect Lender's security interest in the Fixtures and Personal Property.

         15. AFTER-ACQUIRED PROPERTY SECURED. Grantor shall subject to the lien of this Deed of Trust all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Property hereinabove described, hereafter acquired by or released to Grantor, or constructed, assembled or placed by Grantor on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, encumbrance, conveyance, assignment or other act by Grantor, as fully, completely and with the same effect as though now owned by Grantor and specifically described herein, but at any and all times, Grantor will execute and deliver to Lender any and all such further assurances, mortgages, deeds of trust, conveyances, security agreements, financing statements or assignments thereof or security interests therein as Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

         16. PAYMENTS BY LENDER ON BEHALF OF GRANTOR. Grantor shall make payment of any taxes, assessments or public charges on or with respect to the Property before the same shall become delinquent, or to make payment of any insurance premiums or other charges, impositions, or liens herein or elsewhere required to be paid by Grantor, or if

                                                            Germantown, Maryland

Grantor shall fail so to do, then Lender, at its sole option, but without obligation to do so, may make payment or payments of the same and also may redeem the Property from tax sale without any obligation to inquire into the validity of such taxes, assessments, charges, impositions or liens. In the case of any such payment by Lender, Grantor agrees to reimburse Lender, upon demand therefor, the amount of such payment and of any fees and expenses attendant in making the same, together with interest thereon at the lesser of either: (a) the highest rate of interest then allowed by the Laws of the State or, if controlling, the Laws of the United States, or (b) the then applicable interest rate of the Note plus five hundred (500) basis points per annum; and until paid such amounts and interest shall be added to and become part of the Loan to the same extent that this Deed of Trust secures the repayment of the Loan. In making payments authorized by the provisions of this Section 16, Lender may do so whenever, in Lender's sole judgment and discretion, such advance or advances are necessary or desirable to protect the full security intended to be afforded by this Deed of Trust. Neither the right nor the exercise of the rights herein granted to Lender to make any such payments as aforesaid shall preclude Lender from exercising its option to cause the Loan to become immediately due and payable by reason of Grantor's default in making such payments as hereinabove required.

         17. FUNDS HELD BY LENDER FOR TAXES, ASSESSMENTS, INSURANCE PREMIUMS, AND OTHER CHARGES. In order to more fully protect the security of this Deed of Trust, Grantor shall deposit with Lender, together with and in addition to each monthly payment due on account of the Loan, an amount equal to one-twelfth (1/12th) of the annual total of such taxes, assessments, insurance premiums and other charges (all as estimated by Lender in its sole discretion) so that, at least thirty (30) days prior to the due date thereof, Lender shall be able to pay in full all such taxes, assessments, insurance premiums and other charges as the same shall become due. Lender may hold the sums so deposited without paying interest, commingle same with its general funds and/or apply the same to the payment of said taxes, assessments, insurance premiums or other charges as they become due and payable. If at any time the funds so held by Lender are insufficient to pay such taxes, assessments, insurance premiums or other charges as they become due and payable, Grantor shall immediately, upon Written Notice and demand by Lender, deposit with Lender the amount of such deficiency. The failure on the part of Grantor to do so shall entitle Lender, at Lender's sole option, to make such payments in accordance with the rights and pursuant to the conditions elsewhere provided in this Deed of Trust. Grantor hereby grants to Lender a security interest in all funds deposited with Lender, and such funds are hereby pledged by Grantor to Lender for the purpose of securing all indebtedness and obligations secured by this Deed of Trust. Whenever any default exists under this Deed of Trust, Lender may, at Lender's sole option but without an obligation so to do, apply any funds so held by Lender pursuant to this Section 17 toward the payment of the Loan, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan may otherwise be adequately secured, in such order and manner of application as Lender may elect.

                                                            Germantown, Maryland

         18. CONDEMNATION; EMINENT DOMAIN. All claims and rights of action for, and all awards and other compensation heretofore or hereafter made to Grantor and all subsequent owners of the Property in any taking by eminent domain, recovery for inverse condemnation or by deed in lieu thereof, whether permanent or temporary, of all or any part of the Property or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any way, street, avenue, road, alley, passage or public place, are hereby assigned to Lender. Grantor hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers Lender, at the option of Lender as said attorney-in-fact, on behalf of Grantor, its successors and assigns, to adjust or compromise the claim for any such award, and alone to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection, Lender shall at its sole option either:

                  (a) apply the net proceeds as a credit upon any portion of the Loan, as selected by Lender, notwithstanding the fact that the amount owing thereon may not then be due and payable, or that the Loan is otherwise adequately secured. In the event Lender applies such awards to the reduction of the outstanding Loan guaranteed by the Grantor's Guaranty, such proceeds shall be applied at par, and the monthly installments due and payable under the Note shall be reduced accordingly as calculated by Lender; however no such application shall serve to cure an existing default in the payment of the Note or the Grantor's Guaranty; or

                  (b) hold said proceeds without any allowance of interest, and make the same available for restoration or rebuilding of the Improvements. In the event that Lender makes said proceeds available to reimburse Grantor for the cost of the restoration or rebuilding of the Improvements on the Real Property, such proceeds shall be made available in the manner and under the same conditions as required under Section 8 hereof. If the proceeds are made available by Lender to reimburse Grantor for the cost of said restoration or rebuilding, any surplus which may remain out of said award after payment of such cost of restoration or rebuilding, shall be applied on account of the Loan at par notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan may otherwise be adequately secured.

         In the event of a taking or condemnation, provided that Grantor is not then in default hereunder beyond the expiration of applicable notice and cure periods, then notwithstanding any provision of this Section 19 to the contrary, Lender shall make condemnation proceeds available for restoration of the Property to the extent required under the terms of the Borders Lease.

         Grantor further covenants and agrees to give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain, and to deliver to Lender copies of any and all papers served in connection with any such proceedings. Grantor further covenants and agrees to make, execute and deliver to Lender, at any time or times, upon

                                                            Germantown, Maryland
request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter made to Lender (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).

         It shall be a default hereunder if either: (i) any part of any of the Improvements situated on the Real Property shall be condemned by any governmental authority having jurisdiction; or (ii) lands constituting a portion of the Real Property shall be condemned by any governmental authority having jurisdiction, such that the remaining Property is in violation of applicable parking, zoning, platting, or other ordinances, or fails to comply with the terms of the Occupancy Leases with Major Tenants. In either of said events, Lender shall be entitled to exercise any or all remedies provided or referenced in this Deed of Trust or the other Loan Documents, including the application of condemnation proceeds to the outstanding principal balance of the Note at par, and the right to accelerate the maturity date of the Note and require payment in full without the imposition of a Prepayment Premium.

         19. COSTS OF COLLECTION. In the event that the Note or the Grantor's Guaranty is placed in the hands of an attorney for collection, or in the event that Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy, administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any court or administrative body in relation to the Property or the lien and security interest granted or created hereby or herein, or for the recovery or protection of the Loan or the Property, or for the foreclosure of this Deed of Trust, or for the enforcement of the terms and conditions of the Loan Documents, Grantor shall indemnify, save, defend and hold Lender harmless from and against any and all Losses incurred by Lender on account thereof, and Grantor shall repay, on demand, all such Losses, together with interest thereon until paid at the lesser of either (a) the highest rate of interest then allowed by the Laws of the State, or, if controlling, the Laws of the United States, or (b) the then applicable rate of interest of the Note plus five hundred (500) basis points per annum; all of which sums, if unpaid, shall be added to and become a part of the Loan.

         20. DEFAULT RATE. Any sums not paid when due, whether maturing by lapse of time or by reason of acceleration under the provisions of the Note, the Grantor's Guaranty, this Deed of Trust, or any of the other Loan Documents, and whether principal, interest or money owing for advancements pursuant to the terms of this Deed of Trust or any other Loan Document, shall bear interest until paid at the lesser of either (a) the highest rate of interest then allowed by the Laws of the State, or, if controlling, the Laws of the United States, or
(b) the then applicable rate of interest of the Note plus five hundred (500) basis points per annum; all of which sums shall be added to and become a part of the Loan.

                                                            Germantown, Maryland

         21. SAVINGS CLAUSE. Notwithstanding any provisions in the Note, the Grantor's Guaranty, or in this Deed of Trust to the contrary, the total liability for payments in the nature of interest, including but not limited to Prepayment Premiums, default interest and late payment charges, shall not exceed the limits imposed by the Laws of the State or, if controlling, the Laws of the United States, relating to maximum allowable charges of interest. Lender shall not be entitled to receive, collect or apply, as interest on the Loan, any amount in excess of the maximum lawful rate of interest permitted to be charged by any Laws. In the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the Loan evidenced by the Note and guaranteed by the Grantor's Guaranty. If the unpaid principal balance of such Loan has been paid in full, any remaining excess shall be forthwith returned to Grantor.

         22.      BANKRUPTCY, REORGANIZATION OR ASSIGNMENT.

                  (a) It shall be a default hereunder if Borrower or Grantor or any general partner or managing member of Borrower or Grantor shall:
(a) elect to dissolve or liquidate its business organization or wind up its business affairs without receiving the prior written approval of Lender; (b) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; (c) be adjudicated as bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due; (d) make a general assignment for the benefit of creditors; (e) file a petition under or take advantage of any insolvency law;
(f) file an answer admitting the material allegations of a petition filed against Borrower or Grantor or any general partner or managing member of Borrower or Grantor in any bankruptcy, reorganization or insolvency proceeding, or fail to cause the dismissal of such petition within thirty (30) days after the filing of said petition; (g) take action for the purpose of effecting any of the foregoing; or (h) if any order, judgment or decree shall be entered upon an application of a creditor of Borrower or Grantor or any general partner or managing member of Borrower or Grantor by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of Borrower's or Grantor's assets or any of Borrower's or Grantor's general partner's or managing member's assets and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days.

                  (b) Grantor covenants and agrees that it has not and shall not:

                           (i) engage in any business or activity other than the acquisition, ownership, operation and maintenance of the Property, and activities incidental thereto;

                           (ii)     acquire or own any material asset other than
         (1) the Property, and (2) such incidental Fixtures and Personal Property as may be necessary for the operation of the Property;

                                                            Germantown, Maryland

                           (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

                           (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Grantor's Governing Documents (as hereafter defined);

                           (v) own any subsidiary or make any investment in or acquire the obligations or securities of any other person or entity without the consent of Lender;

                           (vi) commingle its assets with the assets of any of its partner, members, shareholders, affiliates, or of any other person or entity or transfer any assets to any such person or entity other than distributions on account of equity interests in the Grantor permitted hereunder and properly accounted for;

                           (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation, other than the Loan and the Affiliate Loans), other than the Loan, except unsecured trade and operational debt incurred with trade creditors in the ordinary course of its business of owning and operating the Property in such amounts as are normal and reasonable under the circumstances, provided that such debt is not evidenced by a note and is paid when due and provided in any event the outstanding principal balance of such debt shall not exceed at any one time 1% of the outstanding Loan. Grantor shall not be deemed in default of the foregoing restrictions by virtue of any guaranty delivered by Grantor with respect to the Affiliate Loans;

                           (viii) allow any person or entity to pay its debts and liabilities (except the Borrower or a Guarantor - or in connection with the cross-default and cross collateralization of the Affiliate Loans) or fail to pay its debts and liabilities solely from its own assets;

                           (ix) fail to maintain its records, books of account and bank accounts separate and apart from those of the shareholders, partners, members, principals and affiliates of Grantor, the affiliates of a shareholder, partner or member of Grantor, and any other person or entity or fail to prepare and maintain its own financial statements in accordance with generally accepted accounting principles and susceptible to audit, or if such financial statements are consolidated fail to cause such financial statements to contain footnotes disclosing that the Property is actually owned by the Grantor;

                                                            Germantown, Maryland

                           (x) enter into any contract or agreement with any shareholder, partner, member, principal or affiliate of Grantor, any guarantor of all or a portion of the Loan (a "GUARANTOR") or any shareholder, partner, member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any shareholder, partner, member, principal or affiliate of Grantor or Guarantor, or any shareholder, partner, member, principal or affiliate thereof;

                           (xi) seek dissolution or winding up, in whole or in part;

                           (xii) fail to correct any known misunderstandings regarding the separate identity of Grantor;

                           (xiii) hold itself out to be responsible or pledge its assets or credit worthiness for the debts of another person or entity or allow any person or entity to hold itself out to be responsible or pledge its assets or credit worthiness for the debts of the Grantor (except for a Guarantor);

                           (xiv) make any Loan or advances to any third party, including any shareholder, partner, member, principal or affiliate of Grantor, or any shareholder, partner, member, principal or affiliate thereof, except as may be required in connection with the cross default and cross collateralization of the Affiliate Loans;

                           (xv) fail to file its own tax returns, if required under applicable law, or to use separate contracts, purchase orders, stationary, invoices and checks, except that Grantor may file a consolidated tax return with Agree Limited Partnership for reporting purposes;

                           (xvi) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (1) to mislead others as to the entity with which such other party is transacting business, or (2) to suggest that Grantor is responsible for the debts of any third party (including any shareholder, partner, member, principal or affiliate of Grantor, or any shareholder, partner, member, principal or affiliate thereof);

                           (xvii) fail to allocate fairly and reasonably among Grantor and any third party (including, without limitation, any Guarantor) any overhead for common employees, shared office space or other overhead and administrative expenses;

                           (xviii) allow any person or entity to pay the salaries of its own employees or fail to maintain a sufficient number of employees for its contemplated business operations;

                                                            Germantown, Maryland

                           (xix) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                           (xx) share any common logo with or hold itself out as or be considered as a department or division of (1) any shareholder, partner, principal, member or affiliate of Grantor, (2) any affiliate of a shareholder, partner, principal, member or affiliate of Grantor, or (3) any other person or entity or allow any person or entity to identify the Grantor as a department or division of that person or entity; or

                           (xxi) conceal assets from any creditor, or enter into any transaction with the intent to hinder, delay or defraud creditors of the Grantor or the creditors of any other person or entity.

         23. TIME IS OF THE ESSENCE; MONETARY AND NON-MONETARY DEFAULTS. It is understood by Grantor that time is of the essence hereof in connection with all obligations of Grantor herein, in the Grantor's Guaranty, the Assignment, and any of the other Loan Documents.

         Lender, at its sole option, may declare the Loan, as well as all other monies secured or evidenced hereby or by any of the other Loan Documents, including, without limitation, all Prepayment Premiums (to the extent permitted by the Laws of the State) and late payment charges, to be in default and forthwith due and payable, in the event:

                           (1) Borrower or Grantor defaults in the payment of any monthly installment of the Note or the Grantor's Guaranty, whether of principal or interest, or both, or in the payment of any other sums of money referred to herein or in the Note, Grantor's Guaranty, or in any of the other Loan Documents, or in any of the documents evidencing, guarantying, or securing the repayment of the Affiliate Loans, including, but not limited to, that certain Indemnity Deed of Trust and Security Agreement executed by the Grantor as a second priority lien on the Deed of Trust Property (collectively, the "AFFILIATE LOAN DOCUMENTS"), promptly and fully when the same shall be due, without notice or demand from Lender to Grantor in regard to such Monetary Default (as hereinafter defined), and any such Monetary Default remains uncured for a period of five (5) days after Written Notice thereof has been given by Lender to Grantor, unless Lender has previously given Grantor such Written Notice for a failure to pay in the then-current Loan Year (as defined in the Note), in which event no such notice need be given and no right to cure need be afforded Grantor as to any further Monetary Default during such Loan Year.

                           (2) Borrower or Grantor breaches or defaults on any of the terms, covenants, conditions and agreements of the Note, the Grantor's Guaranty, this Deed

                                                            Germantown, Maryland
         of Trust, or any other Loan Documents or any of the Affiliate Loan Documents; or in the event that each and every one of said terms, covenants, conditions and agreements is not otherwise either duly, promptly and fully discharged or performed, and any such Non-Monetary Default (as hereinafter defined) remains uncured for a period of thirty
         (30) days after Written Notice thereof has been delivered from Lender to Grantor; unless such Non-Monetary Default cannot be cured within said thirty (30) day period, in which event Borrower or Grantor shall have a reasonable period of time to complete cure, provided that action to cure such Non-Monetary Default is promptly commenced within said thirty (30) day period, and Grantor is, in Lender's sole judgment, not diminishing or impairing the value of the Property, and is diligently pursuing a cure to completion, but in no event longer than ninety (90) days.

                           (3) Any representation or warranty of Borrower or Grantor or their respective members, general partners, principals, affiliates, agents or employees, or of any Guarantor made herein or in or in any other Loan Document or any of the Affiliate Loan Documents, in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made.

                           (4) Any seizure or forfeiture of the Property, or any portion thereof, or Grantor's interest therein, resulting from criminal wrongdoing or other unlawful action of Grantor, its affiliates, or any tenant in the Property under any federal, state or local law.

                           (5) If Grantor consummates a transaction which would cause this Deed of Trust or Lender's exercise of its rights under this Deed of Trust, the Note, the Grantor's Guaranty, or the other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute.

                           (6) Any default occurs in the performance of any covenant or obligation of Borrower or Grantor or any other party under any indemnity or guaranty delivered to Lender in connection with the Loan and such default continues beyond the expiration of applicable notice and cure periods.

                           (7) Any default occurs under the Affiliate Loans which default continues beyond the expiration of applicable notice and cure periods.

         Upon the occurrence of any one of the above events, and at the option of Lender, the principal of and the interest accrued on the Loan and all other sums secured by this Deed of Trust and the other Loan Documents shall immediately become due and payable as if all of said

                                                            Germantown, Maryland
sums of money were originally stipulated to be paid on such day. In addition, Lender may avail itself of all rights and remedies provided by law or equity, and may foreclose or prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Deed of Trust or any of the other Loan Documents to the contrary notwithstanding. Lender shall have no obligation to give Grantor notice of, or any period to cure, any Monetary Default or any Incurable Default (as hereinafter defined) prior to exercising its rights, powers, privileges and remedies.

         As used herein, the term "MONETARY DEFAULT" shall mean any default which can be cured by the payment of money such as, but not limited to, the payment of principal and interest due under the Note and Grantor's Guaranty, or the payment of taxes, assessments and insurance premiums when due as provided in this Deed of Trust. As used herein, the term "NON-MONETARY DEFAULT" shall mean any default that is not a Monetary Default or an Incurable Default. As used herein, the term "INCURABLE DEFAULT" shall mean either: (i) any voluntary or involuntary sale, assignment, mortgaging, encumbering or transfer in violation of the covenants contained herein or any of the other Loan Documents; or (ii) if Borrower or Grantor, or any person or entity comprising Borrower or Grantor or any guarantor or indemnitor of the Loan, should breach any of the provisions of
Section 22.

         24. FORECLOSURE. Upon the occurrence of a default hereunder, Lender may institute an action to foreclose this Deed of Trust as to the amount so declared due and payable, and thereupon the Property (or any portion thereof) shall be sold according to law to satisfy and pay the same, together with all costs, expenses and allowances thereof, including, without limitation, Reasonable Attorneys' Fees. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale, and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. The failure or omission on the part of Lender to exercise the option for acceleration of maturity of the Note and foreclosure of this Deed of Trust following any default as aforesaid or to exercise any other option or remedy granted hereunder to Lender when entitled to do so in any one or more instances, or the acceptance by Lender of partial payment of the Loan, whether before or subsequent to Grantor's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option or remedy, but such option or remedy shall remain continuously in force. Acceleration of the maturity of the Note, once claimed hereunder by Lender, at the option of Lender, may be rescinded by written acknowledgment to that effect by Lender, but the tender and acceptance of partial payments alone shall not in any way either affect or rescind such acceleration of maturity, nor act as a waiver, accord and satisfaction, modification, novation or similar defense.'


                                                            Germantown, Maryland

         25.      UCC REMEDIES.

                  (a) This Deed of Trust constitutes a Security Agreement under the UCC with respect to any part of the Property that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

                           (1) No financing statement covering any of the Property or any proceeds thereof is on file in any public office; and Borrower will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form reasonably satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be reasonably necessary or appropriate to establish and maintain a perfected security interest in the Property as security for the Loan, subject to no adverse liens or encumbrances; and Borrower will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

                           (2) The terms and provisions contained in this section and in Section 25(b) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the UCC;

                           (3) This Deed of Trust constitutes a security agreement and financing statement under the UCC with respect to the Property. As such, this Deed of Trust covers any portion of the Property that is personal property including all items which are to become fixtures. Borrower is the "Debtor" and Lender is the "Secured Party" (as those terms are defined and used in the UCC) insofar as this Deed of Trust constitutes a financing statement.

                  (b) Upon the occurrence of a default, Lender may exercise its rights of enforcement with respect to the Fixtures and Personal Property under the UCC, and in conjunction with, in addition to or in substitution for those rights and remedies:

                           (1) Written Notice mailed to Grantor as provided herein ten (10) days prior to the date of public sale of the Fixtures and Personal Property or prior to the date after which private sale of the Fixtures and Personal Property will be made shall constitute reasonable notice;

                           (2) any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Deed of Trust Property under power of sale as provided herein upon giving the same notice with respect to the sale of the

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

         Fixtures and Personal Property hereunder as is required for such sale of the Deed of Trust Property under power of sale;

                           (3) in the event of a foreclosure sale, whether made under the terms hereof, or under judgment of a court, the Fixtures and Personal Property and the Deed of Trust Property may, at the option of Lender, be sold as a whole;

                           (4) it shall not be necessary that Lender take possession of the Fixtures and Personal Property or any part thereof prior to the time that any sale pursuant to the provisions of this
         Section is conducted and it shall not be necessary that the Fixtures and Personal Property or any part thereof be present at the location of such sale;

                           (5)      prior to application of proceeds of
         disposition of the Fixtures and Personal Property to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the Reasonable Attorneys' Fees and other legal expenses incurred by Lender;

                           (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

                           (7) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender; and

                           (8) this Deed of Trust covers Goods which are or are to become Fixtures related to the Real Property, and covers As-Extracted Collateral related to the Real Property. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the Office of the County Clerk where the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement As-Extracted Collateral with respect to all As-Extracted Collateral included within the Real Property (including, without limitation, all oil, gas,

                                                            Germantown, Maryland
         other minerals, and other substances of value which may be extracted from the earth and all accounts arising out of the sale at the wellhead or minehead thereof), and is to be filed for record in the real estate records of the county where the Property is situated. The mailing address of Grantor is set forth in Section 43 of this Deed of Trust and the address of Lender from which information concerning the security interest may be obtained is the address of Lender set forth in Section 43 of this Deed of Trust.

         26. PROTECTION OF LENDER'S SECURITY. At any time after default hereunder, Lender, or Lender's agents or contractors, is authorized, without notice and in Lender's sole discretion, to enter upon and take possession of the Property or any part thereof, and to perform any acts which Lender deems necessary or proper to conserve the security interest herein intended to be provided by the Property, to operate any business or businesses conducted thereon, and to collect and receive all Rents thereof and therefrom, including those past due as well as those accruing thereafter.

         27. APPOINTMENT OF RECEIVER. If, at any time after a default hereunder, Lender deems, in Lender's sole discretion, that a receivership may be necessary to protect the Property or its Rents, whether before or after maturity of the Note and whether before or at the time of or after the institution of foreclosure or suit to collect the Loan or to enforce this Deed of Trust or any of the other Loan Documents, Lender, as a matter of strict right and regardless of the value of the Property or the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, shall have the right, upon ex parte application and without notice to anyone, and by any court having jurisdiction, to the appointment of a receiver to take charge of, manage, preserve, protect and operate the Property, to collect the Rents thereof, to make all necessary and needful repairs, and to pay all taxes, assessments, insurance premiums and other such charges against and expenses of the Property, and to do such other acts as may by such court be authorized and directed, and after payment of the expenses of the receivership and the management of the Property, to apply the net proceeds of such receivership in reduction of the Loan or in such other manner as the said court shall direct notwithstanding the fact that the amount owing thereon may not then be due and payable or the said Loan is otherwise adequately secured. Such receivership shall, at the option of Lender, continue until full payment of all sums hereby secured or until title to the Property shall have passed by sale under this Deed of Trust. Grantor hereby specifically waives its right to object to the appointment of a receiver as aforesaid, and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender.

         28. RIGHTS AND REMEDIES CUMULATIVE; FORBEARANCE NOT A WAIVER. The rights and remedies herein provided are cumulative, and Lender, as the holder of the Note and the Grantor's Guaranty and of every other obligation secured hereby, may recover judgment thereon, issue execution therefor and resort to every other right or remedy available at law or in equity, without first exhausting any right or remedy available to

                                                            Germantown, Maryland

Lender and without affecting or impairing the security of any right or remedy afforded hereby, and no enumeration of special rights or powers by any provisions hereof shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Lender by law or equity. Grantor further agrees that no delay or omission on the part of Lender to exercise any rights or powers accruing to it hereunder shall impair any such right or power, or shall be construed to be a waiver of any such default hereunder or an acquiescence therein; and every right, power and remedy granted herein or by law or equity to Lender may be exercised from time to time as often as Lender deems expedient.

         Lender may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Loan, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole discretion, and any such action shall not be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Deed of Trust to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

         29. MODIFICATION NOT AN IMPAIRMENT OF SECURITY. Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior mortgages, deeds of trust, or other liens thereon, may release any part of the security described herein, or may release any person or entity liable for the Loan without in any way affecting the priority of this Deed of Trust, to the full extent of the Loan remaining unpaid hereunder, upon any part of the security not

                                                            Germantown, Maryland
expressly released. Lender may, at its option and within Lender's sole discretion, also agree with any party obligated on the Loan, or having any interest in the security described herein, to extend the time for payment of any part or all of the Loan, and such agreement shall not, in any way, release or impair this Deed of Trust, but shall extend the same as against the title of all parties having any interest in said security, which interest is subject to this Deed of Trust.

         30. PROPERTY MANAGEMENT AND LEASING. The exclusive manager of the Property shall be Grantor, or such other manager as may be first approved in writing by Lender. The exclusive leasing agent of the Property, if other than Grantor or the foregoing party, shall be first approved in writing by Lender. The management and leasing contracts (or in the absence of any such written contract, a letter so stating and further identifying the name of the person or entity charged with the responsibility for managing and/or leasing the Property) shall be subordinate to this Deed of Trust, and satisfactory to and subject to the prior written approval of Lender throughout the term of the Loan. Upon default in either of these requirements, then the whole of the Loan hereby secured shall, at the election of Lender, become immediately due and payable, together with any Prepayment Premium, late payment charges and all other sums required by the Note or the other Loan Documents, and Lender shall be entitled to exercise any or all remedies provided for or referenced in this Deed of Trust.

         31. MODIFICATION NOT A WAIVER. In the event Lender (a) releases, as aforesaid, any part of the security described herein or any person or entity liable for the Loan; (b) grants an extension of time for the payment of the Note; (c) takes other or additional security for the payment of the Note or the Grantor's Guaranty; or (d) waives or fails to exercise any rights granted herein, in the Note or the Grantor's Guaranty, or any of the other Loan Documents, any said act or omission shall not release Grantor, subsequent purchasers of the Property or any part thereof, or makers, sureties, endorsers or guarantors of the Note, if any, from any obligation or any covenant of this Deed of Trust, the Note, the Grantor's Guaranty, or any of the other Loan Documents, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made, or any subsequent default.

         32. TRANSFER OF PROPERTY OR CONTROLLING INTEREST IN BORROWER OR GRANTOR; ASSUMPTION. Except as set forth in Section 38(b) hereof, without the prior written consent of Lender, the sale, transfer, assignment or conveyance of all or any portion of the Property, or the transfer, assignment or conveyance of a controlling interest in Borrower or Grantor or their respective general partners or managing members, or any guarantor, whether voluntary or by operation of law, without the prior written consent of Lender, shall constitute a default hereunder, and entitle Lender, at Lender's sole option, to accelerate all sums due on the Note and the Grantor's Guaranty, together with any Prepayment Premiums (to the extent permitted by the Laws of the State), late payment charges or any other amounts secured hereby. Lender may, however, elect to waive the option to

                                                            Germantown, Maryland
accelerate granted hereunder if, prior to any such sale, transfer, assignment or conveyance of the Property, the following conditions shall be fully satisfied:
(a) Lender acknowledges in writing that, in Lender's sole discretion, the creditworthiness of the proposed transferee and the ability and experience of the proposed transferee to operate the Property are satisfactory to Lender, (b) Lender and the proposed transferee shall enter into an agreement in writing that
(i) the rate of interest payable on the Loan shall be at such rate as Lender shall determine, (ii) the repayment schedule as set forth in the Note shall be modified by Lender, in Lender's sole discretion, to initiate amortization or modify the existing amortization schedule in order to amortize the then remaining unpaid principal balance of the Note over a period of time as determined by Lender, in Lender's sole discretion, without a change in the maturity date of the Note, and (iii) the proposed transferee shall assume all obligations of Borrower and Grantor under the Note, the Grantor's Guaranty, this Deed of Trust and the other Loan Documents in writing and an assumption fee, to be determined by Lender in Lender's sole discretion, may be charged by Lender;
(c) Lender shall receive, for Lender's review and approval, copies of all transfer documents; and (d) Grantor or the transferee shall pay all costs and expenses in connection with such transfer and assumption, including, without limitation, all fees and expenses incurred by Lender.

         Grantor, or any subsequent owner of the Property or any portion thereof, shall do all things necessary to preserve and keep in full force and effect its and their legal existence, franchises, rights and privileges as a corporation, partnership or limited liability company, as the case may be, under the laws of the State of its formation and its right to own property and transact business in the State. It shall be a default hereunder if Grantor, or any subsequent owner of the Property or any portion thereof, shall amend, modify, transfer, assign or terminate the applicable governing documents for such entity, including its partnership agreement, certificate of partnership, operating agreement, articles of organization, regulations, articles of incorporation or bylaws, as the case may be (as applicable, the "GOVERNING DOCUMENTS"), of Grantor or such subsequent owner without the prior written consent of Lender. Grantor, or such subsequent owner of the Property, shall provide Lender with copies of any proposed amendment to its applicable Governing Documents, so that Lender may, in Lender's sole discretion, determine whether such amendment adversely affects Lender, the Property or the security value thereof. Provided, however, that any amendment, modification, transfer, assignment or termination of Grantor's applicable Governing Documents or any other action pursuant to which the current general partner or managing member of Grantor shall either: (i) cease to be the general partner or managing member of Grantor; or (ii) except to the extent permitted herein, cease to own or maintain a partnership or membership interest in Grantor equal to or greater than its partnership or membership interest at the time this Deed of Trust is executed, shall be deemed to have a material adverse effect upon Lender and the Property, and shall be a default hereunder.

         Grantor shall not change its name or identity in any manner which may make any financing or continuation statement filed in connection with the Loan seriously misleading

                                                            Germantown, Maryland
within the meaning of the UCC enacted in the State or change its jurisdiction of organization unless Grantor shall have delivered to Lender written notice thereof not less than 30 days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to confirm and protect Lender's security interests and rights under this Deed of Trust and the perfection and priority thereof. Grantor will not change its principal places of business unless it shall have given Lender prior written notice of its intent to do so not less than thirty (30) days in advance of the effective date of such change. Grantor shall bear all costs incurred by Lender in connection with any such change including, without limitation, Reasonable Attorney's Fees.

         In the event the ownership of the Property, or any part thereof, shall become vested in a person or entity other than Grantor, whether with or without the prior written consent of Lender, Lender may, without notice to Grantor, deal with such successor or successors in interest with reference to the Property, this Deed of Trust and the other Loan Documents, in the same manner and to the same extent as with Grantor without in any way vitiating or discharging Grantor's liability hereunder or under any of the Loan Documents. No sale, transfer or conveyance of the Property, no forbearance on the part of Lender and no extension of time given by Lender to Grantor for the payment of the Note and the Grantor's Guaranty shall operate to release, discharge, modify, change or affect the original liability of Grantor, either in whole or in part, unless expressly set forth in writing executed by Lender. Notwithstanding anything contained herein to the contrary, Grantor hereby waives any right it now has or may hereafter have to require Lender to prove an impairment of its security as a condition to the exercise of Lender's rights under this Section 32.

         A sale, transfer, assignment or conveyance within the meaning of this Section shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Grantor agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Grantor leasing all or a substantial part of the Property for other than actual occupancy by a tenant under an Occupancy Lease or a sale, assignment or other transfer of, or the grant of a security interest in, Grantor's right, title and interest in and to any leases or any Rents; (c) if Grantor, any guarantor, any indemnitor, or any general partner or managing member of Grantor, is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise), or the creation or issuance of new stock by which an aggregate of more than ten percent (10%) of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (d) if Grantor, any guarantor, indemnitor, or any general partner or managing member of Grantor, is a limited partnership, general partnership, limited liability partnership, limited liability company, or joint venture, the change, removal or resignation of a general partner, managing partner, or member, or the transfer or pledge of the interest of any general partner, managing partner, or member or any profits or proceeds relating to such interest. Nothing in this Deed of Trust shall be construed to limit or restrict the transfer of shares of Agree Realty Corporation.

                                                            Germantown, Maryland

         Notwithstanding anything contained in this Section 32 to the contrary, as long as no default, or event which, with notice or the passage of time or both, could result in a default, has occurred hereunder, under the Note, the Grantor's Guaranty, or any of the other Loan Documents, Lender shall permit one
(1) bona fide arm's length transfer of the Property to another borrowing entity without a change in the terms of the Loan; provided, however, that no such transfer shall be valid or permitted hereunder unless: (i) Lender receives prior Written Notice of such proposed transfer; (ii) such proposed transferee and any substitute guarantor has been approved in writing by Lender (taking into consideration such factors as transferee's creditworthiness, business experience, financial condition and managerial capabilities); (iii) the transferee's (and its sole general partner's or managing member's) single purpose and bankruptcy remote character are satisfactory to Lender in its sole discretion; (iv) Lender has obtained such other legal opinions regarding substantive consolidation issues, enforceability of the assumption documents, no adverse impact on the Securities or any REMIC holding the Note and the Grantor's Guaranty and similar matters as Lender may require, (v) the execution and delivery to Lender of a written assumption agreement covering the Note, the Grantor's Guaranty, this Deed of Trust, and the other Loan Documents and/or substitute guaranty (in Lender's sole and absolute discretion) and such modifications to the Loan Documents executed by such parties and containing such terms and conditions as Lender may require in its sole and absolute discretion prior to such sale or transfer (provided that in the event the Loan is included in a REMIC and are performing Loan, no modification to the terms and conditions shall be made or permitted that would cause (A) any adverse tax consequences to the REMIC or any holders of any Deed of Trust-Backed Pass-Through Securities,
(B) this Deed of Trust to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's, or (C) result in a taxation of the income from the Loan to the REMIC or cause a loss of REMIC status), (vi) if applicable, the delivery to Lender of an endorsement (at Grantor's sole cost and expense) to Lender's policy of title insurance then insuring the lien created by this Deed of Trust in form and substance acceptable to Lender in its sole judgment; (vii) Lender is paid a cash assumption fee in accordance with the following schedule: Two percent (2%) of the then outstanding principal balance of the Note if such outstanding principal balance is less than or equal to Three Million Dollars ($3,000,000.00), one and one-half percent (1 1/2%) of the then outstanding principal balance of the Note if such outstanding principal balance is in excess of Three Million Dollars ($3,000,000.00); (viii) Grantor pays all fees and expenses incurred by Lender in connection with such transfer and assumption, including, without limitation, inspection and investigation fees, title insurance charges, and Reasonable Attorneys' Fees; (ix) Lender approves the management agreement and leasing agreement, and the management and leasing company to be employed by the proposed transferee; and (x) the transferee is simultaneously purchasing each of the Properties which secure the Affiliate Loans, to the extent such Affiliate Loans remain outstanding. Any transfer of all or any portion of the Property which does not strictly comply with the terms and conditions of the foregoing shall be a default hereunder, and shall entitle Lender to exercise all rights and remedies provided in this

                                                            Germantown, Maryland

Deed of Trust and the other Loan Documents. This one-time right of transfer shall apply to the Grantor named herein and not to any subsequent owner of the Property.

         33. FURTHER ENCUMBRANCE PROHIBITED; SUBROGATION. So long as the Note and the Grantor's Guaranty remain unpaid, Grantor shall not, either voluntarily or involuntarily, permit the Property or any part thereof to become subject to any secondary or subordinate lien, mortgage, deed of trust, security interest or encumbrance of any kind whatsoever without the prior written consent of Lender, and the imposition of any such secondary lien, mortgage, deed of trust, security interest or encumbrance without the approval of Lender shall constitute a default hereunder, and entitle Lender, at Lender's sole option, to declare the outstanding principal balance of the Note, all accrued and unpaid interest thereon, Prepayment Premiums (to the extent permitted by the laws of the State, late payment charges and any other amounts secured hereby to be and become immediately due and payable in full. In the event that Lender shall hereafter give its written consent to the imposition of any such secondary lien, mortgage, deed of trust, security interest or other encumbrance upon the Property, Lender, at Lender's sole option, shall be entitled to accelerate the maturity of the Note and the Grantor's Guaranty and exercise any and all remedies provided and available to Lender hereunder and in the other Loan Documents in the event that the holder of any such secondary lien or encumbrance shall institute foreclosure or other proceedings to enforce the same; it being understood and agreed that a default under any instrument or document evidencing, securing or secured by any such secondary lien or encumbrance shall be and constitute a default hereunder. In the event all or any portion of the proceeds of the Loan are used for the purpose of retiring debt or debts secured by prior liens on the Property, Lender shall be subrogated to the rights and lien priority of the holder or holders of the lien or liens so discharged.

         34. CONVEYANCE OF MINERAL RIGHTS PROHIBITED. Grantor agrees that the making of any oil, gas or mineral lease, or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property, would impair the value of the Property, and that Grantor shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining Lender's express written permission therefor, which permission shall not be valid until recorded among the Land Records of the county in which the Property is located. Grantor further agrees that if Grantor shall make, execute, or enter into any such lease or attempt to grant any such mineral rights without such prior written permission of Lender, then Lender shall have the option, without notice, to declare the same to be a default hereunder, and to declare the Loan immediately due and payable in full. Whether or not Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for any such lease or grant of mineral rights, with the same to be applied to the Loan notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan is otherwise adequately secured; provided, however, that the

                                                            Germantown, Maryland
acceptance of such consideration shall in no way impair the lien of this Deed of Trust on the Property or cure any existing Monetary Default.

         35. ESTOPPEL CERTIFICATION BY GRANTOR. Grantor, upon request of Lender therefor made either personally or by mail, shall certify in writing to Lender (or any party designated by Lender), in a form satisfactory to Lender or such designee, the amount of principal and interest then outstanding under the terms of the Note and the Grantor's Guaranty and any other sums due and owing under this Deed of Trust or any of the other Loan Documents, and whether any offsets or defenses exist against the Loan. Such certification shall be made by Grantor within ten (10) days if the request is made personally, or within twenty
(20) days if the request is made by mail.

         36. CROSS-DEFAULT. The Note is also secured by the terms, conditions and provisions of the Assignment, by three Cross-Default Guaranty Agreements of even date herewith from Agree - Columbia Crossing Project, L.L.C., a Delaware limited liability company, as guarantor for a loan made by Lender to Agree-Columbia, Omaha, and Oklahoma City, respectively in favor of Lender (hereinafter individually or collectively referred to as the "AFFILIATED-GRANTOR CROSS-DEFAULT GUARANTYS") and, additionally, may be secured by contracts or agreements of guaranty or other security instruments. The terms, covenants, conditions and agreements of each security instrument shall be considered a part hereof as fully as if set forth herein verbatim. Any default under this Deed of Trust, any Affiliated Grantor Cross-Default Guaranty or any of the other Loan Documents shall constitute a default hereunder and under each of the other Loan Documents. Notwithstanding the foregoing, the enforcement or attempted enforcement of this Deed of Trust or any of the other Loan Documents now or hereafter held by Lender shall not prejudice or in any manner affect the right of Lender to enforce any other Loan Document; it being understood and agreed that Lender shall be entitled to enforce this Deed of Trust and any of the other Loan Documents now or hereafter held by it in such order and manner as Lender, in its sole discretion, shall determine.

         37. EXAMINATION OF GRANTOR'S RECORDS. Grantor will maintain complete and accurate books and records showing in detail the income and expenses of the Property, and will permit Lender and its agents, contractors or representatives to examine said books and records and all supporting vouchers and data during normal business hours and from time to time upon request by Lender, in such place as such books and records are customarily kept. Grantor will furnish to Lender, within one hundred twenty (120) days after the close of each respective fiscal period annual and quarterly financial statements (income statements and a balance sheet) for the Grantor and the Property. Grantor will furnish to Lender on or before 45 calendar days after the end of each calendar quarter the following items, each certified by Grantor as being true and correct, in such format and in such detail as Lender or its servicer may request: (a) a written statement (rent roll) dated as of the last day of each such calendar quarter identifying each of the Occupancy Leases by the term, space occupied, rental required

                                                            Germantown, Maryland
to be paid (including percentage rents and tenant sales), security deposit paid, any rental concessions, all rent escalations, any rents paid more than one month in advance, any special provisions or inducements granted to tenants, any taxes, maintenance and other common charges paid by tenants, all vacancies and identifying any defaults or payment delinquencies thereunder; and (b) quarterly and year-to-date operating statements prepared for each calendar quarter during each such reporting period detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow. These statements shall be in form acceptable to Lender and its servicer, shall be prepared in accordance with generally accepted accounting principles, and shall include a rent roll, certified as true and correct by Grantor. The statements shall show in detail all income derived from and expenses incurred in connection with the ownership of the Property, including current annual sales figures for all Major Tenants of the Property if required under the Major Tenant leases or if such financial information is otherwise available. Grantor shall deliver to Lender, for Grantor, or any entity with whom Grantor's tax return is consolidated, copies of all income tax returns, requests for extension and other similar items contemporaneously with its delivery of same to the Internal Revenue Service. In the event Grantor fails to provide such statements to Lender within the time prescribed above, Grantor shall pay Lender the sum of $200.00 in administrative expenses for each successive month for which the statements are delinquent (or in the case of such statements to be delivered prior to the transfer of the Loan to Investor (hereafter defined), for each successive week for which the statements are delinquent). Upon a default hereunder, Lender shall have the right to require that said financial statements be audited and certified by a certified public accountant acceptable to Lender, at the sole cost and expense of Grantor.

         Prior to the transfer of the Loan to Investor by Lender, Grantor shall deliver to Lender the reports required above on a monthly basis. Such reports shall be delivered within ten calendar days after the end of each calendar month.

         In addition, at the request of Lender, but in no case more often than once a quarter nor more than three (3) times during the term of the Loan, unless a default has occurred, Grantor shall furnish to Lender (i) unaudited financial statements (balance sheet, income statement, cash flow statement and current rent roll) covering operation of the Property for periods other than those set forth in the preceding paragraph and (ii) unaudited financial statements (balance sheets, income statements, and cash flow statements) for Grantor, its general partner(s), shareholder(s) or member(s) (whichever is applicable) and for such other principals of Grantor as designated by Lender, provided that for so long as the Property is held by Grantor such statements shall be required only for Grantor and Agree Realty Corporation. All such statements shall be certified to Lender to be complete, correct, and accurate by the individual (for an individual's statements) or by an authorized representative of the entity (if statements are for a partnership, corporation or limited liability company).

                                                            Germantown, Maryland

         Any inspection or audit of the Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Lender, shall be at Grantor's expense and shall be for Lender's protection only, and shall not constitute any assumption of responsibility or liability by Lender to Grantor or anyone else with regard to the condition, construction, maintenance or operation of the Property, nor Lender's approval of any certification given to Lender nor relieve Grantor of any of Grantor's obligations.

         38. ALTERATION, REMOVAL AND CHANGE IN USE OF PROPERTY PROHIBITED. Grantor covenants and agrees to permit or suffer none of the following without the prior written consent of Lender:

                  (a) Any structural alteration of, or addition to, the Improvements now or hereafter situated upon the Real Property, or the addition of any new buildings or other structure(s) thereto, other than the erection or removal of non-load bearing interior walls or as may be permitted under the Borders Lease, so long as the Borders Lease remains in effect; or

                  (b) The removal, transfer, sale or lease of the Property, except that the removal, replacement or substitution of fixtures, equipment, machinery, apparatus and articles of personal property (replacement or substituted items must be of like or better quality than the removed items in their original condition) encumbered hereby may be made in the normal course of business; or

                  (c) The use of any of the Improvements now or hereafter situated on the Real Property for any purpose other than the Existing Use and related facilities, or as may be permitted under the Borders Lease, so long as the Borders Lease remains in effect.

         39. FUTURE ADVANCES SECURED. This Deed of Trust shall secure not only existing indebtedness, but also future advances, whether such advances are obligatory or to be made at the option of Lender. Upon the request of Grantor, and at Lender's option prior to release of this Deed of Trust, Lender may make future advances to Grantor. All future advances with interest thereon shall be secured by this Deed of Trust to the same extent as if such future advances were made on the date of the execution of this Deed of Trust unless the parties shall agree otherwise in writing, but the total secured indebtedness shall not exceed at any one time a maximum principal amount equal to double the face amount of the Note plus interest and costs of collection, including court costs and Reasonable Attorneys' Fees. Any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property, with interest on such disbursements as provided herein, shall be added to the principal balance of the Note and collected as a part thereof. To the extent that Grantor's Guaranty secured by this Deed of Trust may secure more than one note, a default in the payment of any such mortgage note shall constitute a default in the payment of all such Note.

                                                            Germantown, Maryland

         40. EFFECT OF SECURITY AGREEMENT. Grantor agrees to, and shall upon the request of Lender, execute and deliver to Lender, in form and content satisfactory to Lender, such financing statements, descriptions of property and such further assurances as Lender, in Lender's sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof, and the security interest granted herein, upon and in the Property. Without the prior written consent of Lender, Grantor shall not create or suffer to be created, pursuant to the UCC, any other security interest in such real and personal property and fixtures described herein. Upon the occurrence of a default hereunder or Grantor's breach of any other covenants or agreements between the parties entered into in conjunction herewith, Lender shall have the remedies of a secured party under the UCC as provided in Section 25, and at Lender's option, the remedies provided for in this Deed of Trust and the other Loan Documents. Lender, at the expense of Grantor, may cause such statements, descriptions and assurances, as herein provided in this Section 40, and this Deed of Trust, to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of the Property.

         41. TERMS OF APPLICATION SURVIVE CLOSING. The terms and provisions of the Application for Deed of Trust Loan dated August 28, 2003, and any subsequent amendments thereto (the "APPLICATION"), executed by and between Grantor and Lender, are incorporated herein by reference. All terms, covenants, conditions and agreements of the Application not expressly set forth in this Deed of Trust and any of the other Loan Documents shall survive the execution and delivery hereof, and remain in full force and effect. In the event any conflict exists between the terms, covenants, conditions and agreements of the Application and the Loan Documents, the terms, covenants, conditions and agreements of the Loan Documents shall prevail.

         42. SUCCESSORS AND ASSIGNS; TERMINOLOGY. The provisions hereof shall be binding upon Grantor and the heirs, personal representatives, trustees, successors and assigns of Grantor, and shall inure to the benefit of Lender, its successors and assigns. Where more than one Grantor is named herein, the obligations and liabilities of said Grantor shall be joint and several.

         Wherever used in this Deed of Trust, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein:
(a) the word "Grantor" shall mean Grantor and/or any subsequent owner or owners of the Property; (b) the word "Lender" shall mean Lender or any subsequent holder or holders of this Deed of Trust; (c) the word "Note" shall mean the Note(s) secured by this Deed of Trust; and (d) the word "person" shall mean an individual, trustee, trust, corporation, partnership, limited liability corporation, limited liability partnership, joint venture or unincorporated association. As used herein, the phrase "Reasonable Attorneys' Fees" shall mean fees charged by attorneys selected by Lender based upon such attorneys' then prevailing hourly rates as opposed to any statutory presumption

                                                            Germantown, Maryland
specified by any statute then in effect in the State. As used herein words of any gender shall include all other genders.

         43. NOTICES. All notices, reports, requests or other written instruments required or permitted hereunder, shall be in writing, signed by the party giving or making the same, and shall be sent hand-delivered, effective upon receipt, sent by United States Express Mail or by a nationally recognized overnight courier, effective upon receipt, or sent by United States registered or certified mail, postage prepaid, with return receipt requested, deemed effective on the earlier of the day of actual delivery as shown by the addressee's return receipt or the expiration of three business days after the date of mailing, addressed to the party intended to receive the same at the address set forth below or at such other address as shall be given in writing by any party to another ("WRITTEN NOTICE"):

         If to Grantor:            AGREE - MILESTONE CENTER PROJECT, L.L.C.
                                   31850 Northwestern Highway
                                   Farmington Hills, Michigan 48334
                                   Attention:  Mr. Richard Agree

         If to Lender:             NATIONWIDE LIFE INSURANCE COMPANY
                                   One Nationwide Plaza
                                   Columbus, Ohio  43215-2220
                                   Attention: Real Estate Investment Department,
                                              34T

         44. GOVERNING LAW; WAIVER OF JURY TRIAL; SEVERABILITY. GRANTOR AND LENDER, EACH TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, AGAINST THE OTHER, ITS SUCCESSORS AND ASSIGNS, BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, EITHER PARTY'S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH EITHER), IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH ANY PARTY MAY BE PERMITTED TO ASSERT THEREUNDER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. IN NO EVENT SHALL LENDER, ITS SUCCESSORS OR ASSIGNS BE LIABLE FOR ANY SPECIAL, INCIDENTAL,

                                                            Germantown, Maryland

CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION LOSS OF BUSINESS PROFITS OR OPPORTUNITY) AND BY ITS EXECUTION HEREOF, GRANTOR WAIVES ANY RIGHT TO CLAIM OR SEEK ANY SUCH DAMAGES. This Deed of Trust and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the internal laws of the State, without regard to principles of conflicts of laws. The parties hereto irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Deed of Trust may be brought in a court of record in the State or in the courts of the United States of America located in such State, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. If any clauses or provisions herein contained operate, or would prospectively operate, to invalidate this Deed of Trust, then such clauses or provisions only shall be held for naught, as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect.

         45. RIGHTS OF LENDER CUMULATIVE. The rights of Lender arising under the terms, covenants, conditions and agreements contained in this Deed of Trust shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding. If Grantor is comprised of more than one person or entity, then the liability of each such person and entity hereunder shall be joint and several.

         46. MODIFICATIONS. This Deed of Trust cannot be changed, altered, amended or modified except by an agreement in writing and in recordable form, executed by both Grantor and Lender.

         47. EXCULPATION. Notwithstanding anything contained herein to the contrary, the liability of Grantor is subject to the limited recourse provisions contained in the Exculpation section of the Note, which are incorporated herein and made a part hereof by reference as if fully set forth herein.

         48. FULL RECOURSE. Notwithstanding any provisions in this Deed of Trust to the contrary, including without limitation the provisions set forth in the section captioned "Exculpation" hereinabove, Grantor shall be personally liable, jointly and severally, for the entire Loan secured by this Deed of Trust (including all principal, interest and other charges) in the event (a) Grantor violates the covenant governing the placing of subordinate financing on the Property as set forth in this Deed of Trust; (b) Grantor violates the covenant restricting transfers of interests in the Property or transfers of ownership interests in Grantor as set forth in this Deed of Trust; or (c) Grantor or any guarantor violates the provisions of Section 22 of this Deed of Trust, or there is filed against Grantor or any guarantor or indemnitor of the

                                                            Germantown, Maryland

Loan, a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law, proceedings for Grantor's relief, or for the compromise, extension, arrangement or adjustment of Grantor's obligations which is not dismissed within thirty (30) days after the filing of same.

         49. LENDER IS NOT A JOINT VENTURER OR PARTNER. Grantor and Lender acknowledge and agree that in no event shall Lender be deemed to be a partner or joint venturer with Grantor or any member of Grantor. Without limitation of the foregoing, Lender shall not be deemed to be a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or pursuant to any other instrument or document evidencing or securing any of the indebtedness secured hereby, or otherwise.

         50. CAPTIONS. The captions set forth at the beginning of the various Sections of this Deed of Trust are for convenience only, and shall not be used to interpret or construe the provisions of this Deed of Trust.

         51. TRUSTEES. Trustees hereby accept the trust created by this Deed of Trust, upon the terms and subject to the conditions set forth herein, including the following:

         Trustees assume no responsibility for and make no representations as to
(i) the description, identification or value of the Property or any part thereof, (ii) the validity or sufficiency of the Loan Documents, (iii) Borrower's or Grantor's present or future financial condition, or (iv) the validity or collectibility of the Note or the Grantor's Guaranty.

         Trustees (i) may exercise their powers and perform their duties hereunder either directly or by or through such attorneys, agents, servants as they shall appoint, and (ii) shall not be answerable or liable (x) for the acts, negligence or default of any such attorney, agent or servant which Trustees may so appoint so long as the same are selected with care, or (y) for any act or omission of Lender, or (z) for any other cause arising under this Deed of Trust or otherwise, except for each such Trustee's own individual willful misconduct.

         Trustees, in their discretion may consult with legal counsel selected and employed by Trustees, and Trustees shall incur no liability to Grantor, Lender or to any other person by reason of any action taken, suffered or omitted by Trustees in accordance with the opinion of such counsel.

         Trustees shall be under no obligation to sell the Property or any part thereof upon a default hereunder, or to exercise any of the rights or powers vested in Trustees by this Deed of Trust, except upon the written request or direction of Lender and upon Lender furnishing security or an indemnity satisfactory to Trustees against costs, expenses and liabilities incurred

                                                            Germantown, Maryland
or which may be incurred by Trustees in selling the Property or in complying with such request or direction.

         At any time that more than one person is acting as Trustee hereunder, the powers vested in Trustees may be exercised by either Trustee acting individually in the event of the unavailability of the other Trustee. Any person acting as Trustee hereunder may resign as Trustee upon written notice to the Lender.

         Lender may remove Trustees at any time or from time to time for any reason (with or without cause) and appoint a successor trustee or trustees, and upon such appointment, all powers, rights, duties and authority of Trustees, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall be appointed by written instrument duly recorded in the county or counties where the Property covered hereby is located, which appointment may be executed by any authorized agent of Lender or in any other manner permitted by applicable law.

         52. SPLITTING OF DEED OF TRUST. This Deed of Trust and the Note and the Grantor's Guaranty, shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Grantor, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of Loan, and containing terms, provisions and clauses similar to those contained herein and in the Note and the Grantor's Guaranty, and such other documents and instruments as may be required by Lender.

         53. REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note, the Grantor's Guaranty or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note, the Grantor's Guaranty, or other Loan Document, Grantor, at its expense, will issue or cause to be issued, in lieu thereof, a replacement Note, the Grantor's Guaranty, or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note, Grantor's Guaranty, or other Loan Document in the same principal amount thereof and otherwise of like tenor.

         54. SOLE DISCRETION OF LENDER. Wherever pursuant to this Deed of Trust Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of

                                                            Germantown, Maryland

Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         55.      TRANSFER OF LOAN.

                  (a) Lender may, at any time, sell, transfer or assign the Note, the Grantor's Guaranty, this Deed of Trust, the Assignment and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"), or otherwise sell the Loan or an interest therein (a "SECONDARY MARKET TRANSACTION"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or in connection with a Secondary Market Transaction or any Rating Agency rating such Securities (collectively, the "INVESTOR") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, Grantor, any Guarantor and the Property, whether furnished by Borrower, Grantor, any Guarantor or otherwise, as Lender determines necessary or desirable. Grantor acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents. The term "RATING AGENCY" shall mean each statistical rating agency that has assigned a rating to the Securities.

                  (b) Grantor shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements reasonably imposed by the participants involved in any Secondary Market Transaction (including without limitation, a Rating Agency and/or an Investor) including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency or such Investors and addressing such matters as the Rating Agency or such Investors may require; provided, however, that the Grantor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material terms or covenants of the Loan.

                  (c) If Securities are issued in connection with the Loan or a Secondary Market Transaction occurs with respect to the Loan, all Funds held by Lender in escrow or pursuant to reserves in accordance with the Loan Documents shall be deposited in "eligible accounts" at "eligible institutions" and invested in "permitted investments" as then defined and required by any Rating Agency.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                                            Germantown, Maryland

         IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed as of the day and year first above written.

                                            GRANTOR:

                                            AGREE - MILESTONE CENTER
                                            PROJECT, L.L.C.,
                                            a Delaware limited liability company

                                            By:  AGREE LIMITED PARTNERSHIP,
                                                 a Delaware limited partnership
                                                 Its Member

                                                 By: AGREE REALTY CORPORATION,
                                                     a Maryland corporation
                                                     Its General Partner

                                                     By: /s/ Richard Agree
                                                         ------------------
                                                           Richard Agree
                                                           President

STATE OF                                    )
                                            )
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me this _____ day of October, 2003, by RICHARD AGREE, President of Agree Realty Corporation, a Maryland corporation, on behalf of the corporation as general partner of Agree Limited Partnership, a Delaware partnership, as member of Agree - Milestone Center Project, L.L.C., a Delaware limited liability company.

                                                  ------------------------------

                                            Name:
                                                  ------------------------------
                                            Notary Public
                                            My Commission Expires:
                                                                  --------------
                                            (SEAL)

                                                            Germantown, Maryland

The undersigned, an attorney admitted to practice before the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by me or under my supervision.

-----------------------------

Attorney's Name:
                ------------------

                                                            Germantown, Maryland

                                    EXHIBIT A

                               (Legal Description)

SITUATED IN THE CITY OF GERMANTOWN, COUNTY OF MONTGOMERY, STATE OF MARYLAND:

Lot numbered Twenty-nine (29) in Block lettered "C" as shown on a plat of subdivision entitled "Plat of Resubdivision, Lots 27-29 and Outlots A & B, Block C, Milestone Center", and recorded among the land records of Montgomery County, Maryland in Plat Book 185, at Plat No. 20444. Together with ingress/egress easements set forth in Liber 13760, folio 483 and Liber 13760, Folio 569 aforesaid land records.

                                                            Germantown, Maryland

                                    EXHIBIT B

                        LOCAL REQUIREMENTS FOR RECORDING

1. Parcel identifier assigned to the Property by the Clerk of the Circuit Court for Montgomery County:
                         --------------------------------.

2. County tax account number for the Property:
                                               -----------------------.

3. Record legal description of the boundaries of the Property:

4. Street address of the Property:
                                   -----------------------------------.

5. Full name and address of each party to the instrument and the nature of the party's interest:

6. Name of title insurer insuring the instrument:
                                                 ---------------------.

                                                            Germantown, Maryland

                                      A-2